EXECUTION COPY











                              AMENDED AND RESTATED
                                MASTER AGREEMENT

                                  by and among

                                GRIDAMERICA LLC,

                            GRIDAMERICA HOLDINGS INC.

                              GRIDAMERICA COMPANIES

                                       and

                                NATIONAL GRID USA




                                February 14, 2003

                                TABLE OF CONTENTS


                                    ARTICLE I
                                   DEFINITIONS

Section 1.1   Definitions .....................................................2
Section 1.2   Rules of Construction...........................................13

                                   ARTICLE II
       CREATION OF GRIDAMERICA ITC, MANAGING MEMBER; TRANSMISSION SERVICE
                                      DATE

Section 2.1   Creation of Grid America ITC....................................14
Section 2.2   The Intial Member; Term and Removal.............................17

                                   ARTICLE III
                      PURCHASE OF UNITS BY NGUSA AFFILIATES

Section 3.1   Initial Purchase of Units and Purchase of Units to Fund
                Capital Expenditures and Working Capital Needs................20
Section 3.2   Purchase of Units by Affiliated Investors Upon Contributions
                of GridAmerica Transmission Facilities........................21
Section 3.3   Additional Limitations on Commitment............................22
Section 3.4   Failure to Achieve Transmission Service Date....................22

                                   ARTICLE IV
                                   EXCLUSIVITY

Section 4.1   Exclusivity Period..............................................23

                                    ARTICLE V
                         PUT OF TRANSMISSION FACILITIES

Section 5.1   Put Right in Favor of GridAmerica Companies.....................24
Section 5.2   Put Rights of NGUSA Affiliates..................................26
Section 5.3   Put Closing.....................................................27
Section 5.4   Put Units Unregistered..........................................27
Section 5.5   Put Rights Transferable.........................................27
Section 5.6   Publicly Traded Partnership.....................................28
Section 5.7   Certain Resignation and Withdrawal Rights.......................28

                                   ARTICLE VI
                               REGISTRATION RIGHTS

Section 6.1   Demand Registration Rights......................................29
Section 6.2   Incidental Registration.........................................31
Section 6.3   Cutback; Withdrawal Rights......................................32
Section 6.4   Blockage Periods................................................33
Section 6.5   Restrictions on Public Sale.....................................33
Section 6.6   Registration Procedures.........................................33

                                       i

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Section 6.7   Registration Expenses...........................................38
Section 6.8   Indemnification.................................................38
Section 6.9   Preparation; Reasonable Investigation...........................41
Section 6.10  Rule 144 and Rule 144A..........................................42
Section 6.11  Other Registration Rights Agreements............................42
Section 6.12  Specific Performance for Registration Rights....................42
Section 6.13  Exchange of Units for Shares....................................42

                                   ARTICLE VII
                                FAIR MARKET VALUE

Section 7.1   Fair Market Value...............................................43
Section 7.2   General Principles of Application...............................44
Section 7.3   General Principles of Application...............................45

                                  ARTICLE VIII
                             ADMISSION REQUIREMENTS

Section 8.1   Admission Requirements..........................................45

                                   ARTICLE IX
                         REPRESENTATIONS AND WARRANTIES

Section 9.1   Representations and Warranties Concerning the Company...........45
Section 9.2   Representations and Warranties Concerning the Initial Member....47
Section 9.3   Representations and Warranties of GridAmerica Companies.........48
Section 9.4   Representations and Warranties of NGUSA.........................49

                                    ARTICLE X
                                    COVENANTS

Section 10.1  NGUSA Covenants.................................................50
Section 10.2  GridAmerica Company Covenants...................................52
Section 10.3  Rights of Transmission Owners Under the Operation Agreement.....52
Section 10.4  Party Covenants.................................................52

                                   ARTICLE XI
                     TERMINATION, CERTAIN WITHDRAWAL RIGHTS

Section 11.1  Termination of Agreement; Effect of Termination.................53

                                   ARTICLE XII
                               DISPUTE RESOLUTION

Section 12.1  Negotiations....................................................53
Section 12.2  Arbitration.....................................................53
Section 12.3  Arbitration of Certain Claims Regarding Removal of Managing
                Member........................................................57

                                       ii

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                                  ARTICLE XIII
                                  MISCELLANEOUS

Section 13.1  Notices.........................................................59
Section 13.2  Entire Agreement; Amendments....................................59
Section 13.3  Effect of Waiver................................................59
Section 13.4  Not for the Benefit of Third Parties; No Partnership............59
Section 13.5  No Assignment; Binding Effect...................................60
Section 13.6  Severability....................................................60
Section 13.7  Governing Law; Waiver of Jury Trial.............................60
Section 13.8  Counterparts....................................................60
Section 13.9  Confidentiality.................................................62
Section 13.10 Attorneys' Fees.................................................62
Section 13.11 Time is of Essence..............................................62
Section 13.12 Further Assistances.............................................62
Section 13.13 Late Payments...................................................62
Section 13.14 Remedies........................................................62


SCHEDULES

A        Certain Excluded Employees
B        Addresses for Notices

                      AMENDED AND RESTATED MASTER AGREEMENT

     THIS AMENDED AND RESTATED MASTER AGREEMENT is made and entered into as of February 14, 2002, by and among GridAmerica LLC, a Delaware limited liability company (the "Company"), GridAmerica Holdings Inc., a Delaware corporation (the "Initial Member"), the Persons signing this Agreement as the GridAmerica Companies (the "Original GridAmerica Companies") and any other Person who may become a party hereto as a GridAmerica Company pursuant to Section 8.1 hereof (collectively, with the Original GridAmerica Companies, the "GridAmerica Companies") and National Grid USA ("NGUSA").

                                    RECITALS

     The United States Federal Energy Regulatory Commission (together with any successor agency, the "Commission") in Order No. 2000 called for the formation of regional transmission organizations to promote the creation of large electricity markets and to provide reliable, cost-efficient services to customers;

     The Midwest Transmission System Operator, Inc. (the "Midwest ISO") is a Commission approved regional transmission organization.

     On April 25, 2002, the Commission issued an order in Docket No. EL02-65 (99 FERC P. 61,105 (2002)) encouraging the formation of an independent transmission company ("ITC") within the Midwest ISO.

     The Midwest ISO has an open architecture that accommodates various forms of ITC in its operation.

     The GridAmerica Companies wish to comply with Order No. 2000 through the formation of an ITC within the Midwest ISO.

     NGUSA is involved in the ownership and operation of transmission and distribution properties and seeks to further its overall business strategy by acquiring, owning and operating transmission and distribution properties, and divesting or otherwise disposing of electric generation businesses and assets or obligations relating thereto.

     On October 31, 2002, (i) the Original GridAmerica Companies and NGUSA entered into a Master Agreement dated as of October 31, 2002 (the "Original Master Agreement"), (ii) the predecessor to the Initial Member, GridAmerica Holdings LLC, entered into the Limited Liability Company Agreement of the Company dated as of October 31, 2002 (the "Original LLC Agreement"), (iii) the Company and the Original GridAmerica Companies, or their applicable affiliates, entered into the Operation Agreement dated as of October 31, 2002 (the "Original Operation Agreement") and (iv) the Company and the Midwest ISO entered into the Appendix I ITC Agreement dated as of October 31, 2002 (the "Original MISO ITC Agreement") for a transaction that involves: (x) the formation of the Company as a for-profit ITC under the Midwest ISO and thereby to achieve compliance with Order No. 2000 and (y) NGUSA, through one or more of its affiliates, making an investment in and, through the Initial Member, serving as managing member of, the Company (collectively, the "Original Transaction");

     On December 19, 2002, the Commission issued an order in Docket Nos. ER02-2233-001 and EC03-14-000 (101 FERC P. 61,320 (2002)) (the "FERC Approving
Order") conditionally accepting for filing, suspending and making effective subject to future refund, future filings and further orders the Original Master Agreement, the Original LLC Agreement, the Original Operation Agreement and the Original MISO ITC Agreement.

     The GridAmerica Companies, NGUSA, the Initial Member and the Company now desire to enter into this Agreement in order to set out certain terms of the transaction as modified in compliance with the FERC Approving Order (the Original Transaction as so modified is herein referred to as the "Transaction").

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend and restate the Original Master Agreement in its entirety as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Definitions. The following terms shall have the respective meanings set forth below when used in this Agreement (and grammatical variations of such terms shall have correlative meanings), unless otherwise expressly specified herein to the contrary:

     "AAA" shall have the meaning given in Section 12.2(a).

     "Additional Arbitration Request" shall have the meaning given in Section 12.2(i).

     "Additional Claim" shall have the meaning given in Section 12.2(i).

     "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such Person. As used in this definition, "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided, however, that, in any event, any Person that owns directly or indirectly securities having at least a majority of the voting power for the election of directors or other members of the governing body of a corporation or at least a majority of the partnership or other ownership interests (that carry voting power) of any other Person will be deemed to Control such corporation or other Person.

     "Affiliated Investor" shall mean (i) NGUSA or any NGUSA Affiliate and (ii) any Person in which NGUSA or any NGUSA Affiliate directly or indirectly owns at least a majority of the total equity value of such Person.

     "Agreed Accounting Firm" shall mean PricewaterhouseCoopers LLP or another accounting firm mutually acceptable to NGUSA and the Company that is nationally recognized in the United States.

     "Agreement" shall mean this Amended and Restated Master Agreement dated as of February 14, 2003, as it may be amended, modified or otherwise supplemented and in effect from time to time.

     "Approval Order" shall mean one or more Final Orders that, collectively, approve the Transaction Agreements as to which the approval of the Commission is required under applicable Law, without modification or condition, other than any such modifications and conditions as would not, in the aggregate, cause a Party to fail to realize any material benefit which it reasonably anticipates from participation in the transactions contemplated by the Transaction Agreements.

     "Approved  Underwriter"  shall have the  meaning  given in Section  6.1 (h)

     "Approved Uses" shall have the meaning given in Section 13.9(a)(2).

     "Arbitration" shall have the meaning given in Section 12.2.

     "Arbitration Notice" shall have the meaning given in Section 12.2(b).

     "Arbitration Rules" shall have the meaning given in Section 12.2(a).

     "Business Day" shall mean any day other than Saturday, Sunday or other day on which banks are authorized or required to be closed in New York, New York.

     "Capital Account" shall have the meaning given in the LLC Agreement.

     "Capital Expenditures" shall mean any expenditures for fixed or capital assets that would be classified, in accordance with GAAP, as a capital expenditure.

     "Cash Option" shall have the meaning given in Section 3.2(a)(3).

     "Cause" shall have the meaning given in the LLC Agreement.

     "Claimant Party" shall have the meaning given in Section 12.2(b).

     "Claims" shall have the meaning given in Section 12.2(a).

     "Class  A Stock"  and  "Class B Stock"  shall  have the  meanings  given in
Section 6.13(a).

     "Class A Units" and "Class B Units" shall have the meanings given in the LLC Agreement.

     "Clear Notification" shall have the meaning given in Section 6.4.

     "Commission" shall have the meaning given in the recitals hereof.

     "Company" shall have the meaning given in the preamble hereof.

     "Company's  Notification  of  Readiness"  shall have the  meaning  given in
Section 2.1(d).

     "Confidential Information" means all confidential or trade secret information of a Disclosing Party provided to a Recipient pursuant to or in connection with any Transaction Agreement, including business information; strategies, methods, technical information, pricing techniques and strategies; customer information; investor information; price curves; positions, plans and strategies for expansion or acquisitions, budgets, customer lists, studies of information and data, electronic databases, computer programs, bids or proposals, organizational structure, compensation of personnel and new product information; provided, however, "Confidential Information" shall not include information that (i) was already known by (as established by dated documentation) a Recipient at the time of the receipt of such information by such Recipient from the Disclosing Party, (ii) is in, or subsequently enters, the public domain other than as a result of a disclosure by the Recipient in breach of an obligation of confidence, (iii) is received by the Recipient from a third party if such third party was not known to be subject to any confidentiality obligation, (iv) is independently developed by a Person without access to the Confidential Information provided by the Disclosing Party, (v) was or is furnished by a Disclosing Party to another Person without written confidentiality restrictions, or (vi) is approved for release by written authorization of the Disclosing Party.

     "Consent" shall mean any authorization, consent, opinion, order, approval, license, franchise, ruling, permit, tariff, rate, certification, exemption, filing or registration from, by, or with any Governmental Authority, any Person or any governing body of any Person.

     "Contributed  Transmission  Facilities"  shall  have the  meaning  given in
Section 5.1(a).

     "Damages" shall have the meaning given in Section 6.8(a).

     "Demand Registration" shall mean an IPO Demand Registration or a Secondary Demand Registration.

     "Disclosing Party" shall have the meaning given in Section 13.9.

     "Dispute Parties" shall have the meaning given in Section 12.2(b).

     "Distribution Rights" shall have the meaning given in Section 2.2(e).

     "Effective Date" shall mean October 31, 2002.

     "Encumbrance" shall mean (i) with respect to any Units or Shares, any security interest, lien, pledge, mortgage or other encumbrance, whether such encumbrance arises voluntarily, involuntarily or by operation of Law, other than restrictions on the sale or transfer thereof arising out of any Securities Laws or the Transaction Agreements and (ii) with respect to any other asset, any security interest, lien, pledge or mortgage or any other material encumbrance, whether such encumbrance arises voluntarily, involuntarily or by operation of Law.

     "Entity" shall mean a corporation, limited liability company, partnership, limited partnership, trust, firm, association or other organization which has a legal existence under the Laws of its jurisdiction of formation which is separate and apart from its owner or owners and any Governmental Authority.

     "Equity Contribution Agreement" shall have the meaning given in Section 10.1(h).

     "Equity Interests" shall mean, with respect to any Person, all capital stock, membership interests, general or limited partnership interests or similar interests in the equity of such Person.

     "Excess Cash Amount" shall mean the sum of (i) the amount, if any, by which the aggregate amount of cash paid or delivered to the First Divestor in connection with the First Divestor Divestiture exceeds 20% of the total consideration paid or delivered to the First Divestor in connection with the First Divestor Divestiture plus (ii) the amount of aggregate purchases of Units by an Affiliated Investor pursuant to Section 3.2, prior to the date which is eighteen months after the Transmission Service Date, in connection with the exercise of a Put Right by a GridAmerica Company that is not an Original GridAmerica Company plus (iii) the amount, if any, by which the aggregate purchases of Units by an Affiliated Investor pursuant to Section 3.2, on and after the date which is eighteen months after the Transmission Service Date, in connection with the exercise of a Put Right by a GridAmerica Company that is not an Original GridAmerica Company exceeds $150,000,000.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Excluded Employees" shall mean (i) each of the individuals identified on Schedule A hereto and any other individual (A) who was an employee of NGUSA or any NGUSA Affiliate (other than the Initial Member, the Company or any of their respective subsidiaries) for at least one (1) year prior to rendering services for or on behalf of the Managing Member or the Company, (B) who, at no time during the five (5) years prior to becoming employed by or providing services to NGUSA or any NGUSA Affiliate, was an employee of any Original GridAmerica Company or any Affiliate thereof and (C) who is transferred, seconded or otherwise made available to the Managing Member or the Company to serve in a senior executive or a senior or special technical position; provided, however, that (x) NGUSA shall provide the Company and each GridAmerica Company with notice of such Excluded Employee's status as such within 30 days of such individual's commencement of service with the Managing Member or the Company and
(y) at no time shall there be more than ten (10) Persons designated as Excluded Employees pursuant to this clause (i) and (ii) a reasonably limited number of employees of NGUSA or any NGUSA Affiliate (other than the Initial Member, the Company or any of their respective subsidiaries) that are seconded to the Company or the Managing Member for less than ninety (90) days.

     "Exclusive Period" shall mean the period beginning on the Effective Date and ending on the earliest of (i) the date of closing of an IPO, (ii) the date on which the Initial Member ceases to be the Managing Member of the Company or
(iii) the fifth anniversary of the Transmission Service Date.

     "Exclusivity Transaction" shall mean any transaction (including an asset sale, stock sale, merger, consolidation, or other combination) by or in respect of any GridAmerica Company pursuant to which ownership or control of all or any material portion of such GridAmerica Company's Transmission Facilities which are subject to the Functional Control of the Company pursuant to the Operation Agreement are transferred to another Person, but excluding any transaction, proposed transaction or negotiation (i) involving the transfer of such assets to an Affiliate of such GridAmerica Company, (ii) involving the ultimate parent entity of such GridAmerica Company and substantially all of its subsidiaries, provided that the overall business of such ultimate parent entity and subsidiaries is not the ownership and/or operation of GridAmerica Transmission Facilities, (iii) involving a lower level operating company with respect to which GridAmerica Transmission Facilities do not constitute all or substantially all of its assets, (iv) in which the assets to be transferred are not all or substantially all GridAmerica Transmission Facilities, (v) involving a transfer of such Transmission Facilities as collateral for a loan or in a similar financing transaction and any transfer thereof in lieu of foreclosure or (vi) which is in progress as of the Effective Date; provided, however, that, in the case of a transaction, proposed transaction or negotiation described in clause
(vi), (x) the GridAmerica Company has disclosed the transaction, proposed transaction or negotiation to NGUSA in writing on or before the Effective Date (without being required to disclose the identity of any other Person involved in such transaction, proposed transaction or negotiation) and (y) a definitive agreement in respect thereof is executed within six (6) months after the Effective Date.

     "Fair Market Value" shall have the meaning given in Section 7.1.

     "Favorable Opinion of Counsel" shall mean one or more opinions of counsel recognized as being competent to opine with respect to the matter as to which the opinion is being delivered in form and substance reasonably acceptable to the intended addressee(s) thereof covering such matters as may be reasonably requested by the intended addressee(s) thereof and as are customary in the context of similar transactions or situations, including, if applicable, opinions confirming the satisfaction of applicable Securities Laws; provided, however, such opinion may be subject to customary and reasonable qualifications and assumptions.

     "FERC Approving Order" shall have the meaning given in the recitals hereof. "Final Order" shall mean an order issued by the Commission approving such of the Transaction Agreements as to which approval of the Commission is required under applicable Law.

     "First Divestor" shall mean, collectively, the GridAmerica Company and any of its Affiliates that transfers GridCo East Transmission Facilities in the First Divestor Divestiture.

     "First Divestor Divestiture" shall mean either (i) the acquisition by NGUSA or any NGUSA Affiliate of any GridCo East Transmission Facilities from the First Divestor under circumstances where the Company contemporaneously or subsequently issues Units in exchange for some or all of such GridCo East Transmission Facilities or (ii) the issuance by the Company of Units to any Affiliated Investor in exchange for cash, which cash is used by the Company in connection with the acquisition of any GridCo East Transmission Facilities from the First Divestor, in each case, prior to the third anniversary of the Transmission Service Date but before any other GridCo East Company exercises its Put Right.

     "Form S-3" shall mean such form under the Securities Act or any successor registration form under the Securities Act. subsequently adopted by the SEC which permits inclusion or incorporation by reference of substantial information by reference to other documents filed by GridAmerica HoldCo with the SEC.

     "Functional  Control"  shall  have  the  meaning  given  in  the  Operation
Agreement.

     "GAAP" shall mean United States generally accepted accounting principles, as in effect from time to time.

     "Governmental Authority" or "Governmental" shall mean a federal, state, local or foreign governmental authority; a state, province, commonwealth, territory or district thereof; a county or parish; a city, town, township, village or other municipality; a district, ward or other subdivision of any of the foregoing; any executive, legislative or other governing body of any of the foregoing; any agency, authority, board, department, system, service, office, commission, committee, council or other administrative body of any of the foregoing; any court or other judicial body and any officer, official or other representative of any of the foregoing.

     "GridAmerica HoldCo" shall have the meaning given in Section 6.13.

     "GridAmerica ITC" shall mean the ITC created by the GridAmerica Companies and NGUSA pursuant to this Agreement, the LLC Agreement and the Operation Agreement.

     "GridAmerica   Transmission   Facilities"  shall  mean  those  Transmission
Facilities owned by a GridAmerica Company, over which the Company exercises Functional Control pursuant to the Operation Agreement.

     "Gross Negligence" shall have the meaning given in the LLC Agreement.

     "Incidental Registration" shall have the meaning given in Section 6.2.

     "Indemnity Cap" shall have the meaning given in the Operation Agreement.

     "Independent Transmission Company" or "ITC" shall have the meaning given in the preamble hereof.

     "Initial Member" shall have the meaning given in the preamble hereof.

     "Initial Public Offering" or "IPO" shall mean the first underwritten primary Public Offering of Shares under a registration statement filed by GridAmerica HoldCo under the Securities Act.

     "Interested Parties" shall mean (i) in the case of the exercise of a Put Right by NGUSA or any Affiliated Investor, NGUSA (acting on behalf of itself or any affected Affiliated Investors) and the Company and (ii) in the case of the exercise of a Put Right by any other Person, such Person and the Managing Member; provided, however, that any determination by the Company in its capacity as an "Interested Party" shall be made by the Members (other than NGUSA and any Affiliated Investor), acting collectively on the basis of their Percentage Interests.

     "Interested Party Valuation Firm" shall have the meaning given in Section 7.1(a).

     "ITC Agreements" means (i) the LLC Agreement, (ii) the Certificate of Formation of the Company under the Delaware Limited Liability Company Act, (iii) the Operation Agreement and (iv) this Agreement.

     "IPO Demand Registration" shall have the meaning given in Section 6.1(a).

     "IPO Notice" shall have the meaning given in Section 6.1(b).

     "Law" shall mean any applicable constitutional provision, statute, act, code, law, regulation, rule, ordinance, order, decree, ruling, proclamation, resolution, judgment, decision, declaration or interpretive or advisory opinion of a Governmental Authority.

     "LLC Agreement" shall mean the Amended and Restated Limited Liability Company Agreement of the Company dated as of February 14, 2003, as it may be amended, modified or otherwise supplemented and in effect from time to time.

     "Make-Ready Arrangements" shall mean the arrangements, contractual or otherwise, made by or entered into by or between the Company and the Midwest ISO pursuant to which each of the Company and the Midwest ISO acquires such services, intellectual property and other assets as are required for the Company to serve as an Independent Transmission Company within the Midwest ISO and for each of the Company and the Midwest ISO to perform its respective obligations under the Delineation of Functions (as defined in the MISO ITC Agreement).

     "Managing Member" shall mean the managing member of the Company as designated in accordance with Section 6.1 of the LLC Agreement.

     "Market Participant" shall mean a Person that is a "Market Participant" within the meaning of Order 2000, or any subsequent rule, regulation or order of the Commission establishing the requirements of independence for a Person managing an ITC exercising the functions and responsibilities that GridAmerica ITC will exercise under the MISO ITC Agreement.

     "Maximum Section 3.1(a) Commitment" shall have the meaning given in Section 3.1(a).

     "Member" shall mean any Person who is a member of the Company, including the Managing Member.

     "Midwest ISO" shall have the meaning given in the recitals hereof.

     "Midwest ISO's  Notification of Readiness"  shall have the meaning given in
Section 2.1(e).

     "MISO ITC Agreement" shall mean the Amended and Restated Appendix I ITC Agreement by and between the Midwest ISO and the Company dated as of February 14, 2003, as the same may be amended, modified or otherwise supplemented and in effect from time to time.

     "Net Book Value" shall have the meaning given in Section 2.2(f)(2).

     "Net Plant" or "net plant" shall mean, as of any date of determination thereof and with respect to any Transmission Facilities, the net book value of such Transmission Facilities as computed using the information shown in the then most recent FERC Form 1 filed with the Commission with respect to such Transmission Facilities. For the avoidance of doubt, for any and all purposes of this Agreement and the other Transaction Agreements, (i) "Net Plant" shall be calculated, and if required adjusted, annually on each anniversary of the Effective Date and (ii) the calculation made and Form 1 information used shall be the difference between (A) the information on page 207, Electric Plant in Service (Account 101, 102, 103 and 106), line 53, Total Transmission Plant, Column G, less (B) the information on page 219, Accumulated Provision for Depreciation of Electric Utility Plant (Account 108), Section B. Balances at End of Year According to Functional Classification, line 23, Transmission, Column C; provided, however, that if FERC Form 1 is modified or changed such that the foregoing designations no longer apply, the information used shall be that information in the modified or changed form that provides, as nearly as practicable, the same substantive result as the foregoing.

     "Neutral Valuation Firm" shall have the meaning given in Section 7.1(c).

     "NGUSA" shall have the meaning given in the preamble hereof.

     "NGUSA Affiliate" shall mean an Affiliate of NGUSA.

     "NGUSA Management Term" shall have the meaning given in Section 2.2(b).

     "NGUSA Termination Notice" shall have the meaning given in Section 2.2(b).

     "Non-Divesting  GridAmerica  Companies"  shall  have the  meaning  given in
Section 2.1(d).

     "Non-Market Participant" shall mean a Person that is not a Market Participant.

     "Non-NGUSA Termination Notice" shall have the meaning given in Section 2.2(b).

     "Notice  of  Removal  Dispute"  shall  have the  meaning  given in  Section
12.3(b).

     "Operation Agreement" shall mean the Amended and Restated Operation Agreement dated as of February 14, 2003, among the Company and each GridAmerica Company or its applicable Affiliate, as the same may be amended, modified or otherwise supplemented and in effect from time to time.

     "Operational Segment" shall mean Transmission Facilities which are (i) capable of being operated in the ordinary course of business as a coherent transmission system and (ii) capable of having revenues that can be separately accounted for under the then current revenue distribution methodology and procedures of the Company after such facilities are acquired by the Company.

     "Order" shall mean any writ, judgment, decree, injunction or similar order of any Governmental Authority (in each such case, whether preliminary or final).

     "Order 2000" shall mean the Commission's order identified as Regional Transmission Organizations, Docket No. RM99-2-000, 89 FERC P. 61, 285 (1999), all subsequent orders of the Commission in such Docket, and all other orders of the Commission pertaining to the rights and obligations of a regional transmission organization.

     "Original GridAmerica Companies" shall have the meaning given in the preamble hereof.

     "Panel" shall have the meaning given in Section 12.2(d).

     "Party" shall mean any party from time to time to this Agreement.

     "Percentage Interest" shall mean, as at any time of determination and with respect to any Member, the product of (i) the number of Units held by such Member at such time divided by the total number of outstanding Units multiplied by (ii) one hundred percent (100%).

     "Person" shall mean any natural person or Entity.

     "Pro-forma Number of Put Units" shall have the meaning given in Section 5.1(c).

     "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     "Public Offering" shall mean an underwritten public offering registered pursuant to the Securities Act of Shares of GridAmerica HoldCo as contemplated by Article VI.

     "Put Agreement" shall have the meaning given in Section 5.1(b).

     "Put Closing" shall have the meaning given in Section 5.3.

     "Put Notice" shall have the meaning given in Section 5.1(a).

     "Put Right" shall have the meaning given in Section 5.1.

     "Putting  GridAmerica  Company"  shall  have the  meaning  given in Section
5.1(a).

     "Qualifying Offer" shall have the meaning given in Section 2.2(f)(3).

     "Recipient" shall have the meaning given in Section 13.9.

     "Register," "registered" and "registration" shall mean and refers to a registration effected by preparing and filing a Registration Statement and taking all other actions that are necessary or appropriate in connection therewith, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

     "Registrable Securities" shall mean, with respect to any Registration, all Shares held by Selling Shareholders participating in such Registration, provided that such term shall not include any such Shares after they are sold to the public pursuant to a Registration Statement under the Securities Act or after they are sold in a private transaction in which the registration rights granted pursuant to Article VI were not assigned to the purchasers thereof or Shares which are sold without restriction under Rule 144(k) of the Securities Act or any successor rule thereto.

     "Registration Expenses" shall have the meaning given in Section 6.7.

     "Registration Statement" shall mean any registration statement of GridAmerica HoldCo that complies with Section 5 of the Securities Act that covers Registrable Securities or other Shares pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such registration statement, including all post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

     "Related Proceeding" shall have the meaning given in Section 12.2(c).

     "Removal Arbitration" shall have the meaning given in Section 12.3.

     "Removal Claim" shall have the meaning given in Section 12.3.

     "Removal Claimant" shall have the meaning given in Section 12.3(b).

     "Removal Dispute Parties" shall have the meaning given in Section 12.3(b).

     "Removal Notice" shall have the meaning given in Section 12.3(b).

     "Removal Respondent Party" shall have the meaning given in Section 12.3(b).

     "Representatives" shall have the meaning given in Section 13.9(a).

     "Request Period" shall have the meaning given in Section 6.4.

     "Required Consent" shall mean, collectively, each Consent that must be obtained, satisfied or made to permit the consummation of the transactions contemplated by this Agreement and the other Transaction Agreements and the performance by each of the parties to the Transaction Agreements of their respective obligations hereunder and thereunder, but excluding any Consent which may be required to perform an obligation which, by the terms of the Transaction Agreements, will not arise and is not required to be performed except upon the happening of one or more contingencies specified in the Transaction Agreements.

     "Respondent Party" shall have the meaning given in Section 12.2(b).

     "SEC" shall mean the United States Securities and Exchange Commission or any successor agency.

     "Secondary Demand Registration" shall have the meaning given in Section 6.1(c)(1).

     "Section 3.1(a) Units" shall have the meaning given in Section 2.2(d).

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Securities Laws" shall mean the Securities Act, the Exchange Act, and any other applicable securities Laws.

     "Selling Shareholder" shall mean any holder of Shares who has exercised its right to sell all or a portion of those Shares pursuant to the registration rights granted pursuant to Article VI.

     "SEOs" shall have the meaning given in Section 12.1.

     "Shares" shall mean shares of Class A Stock or Class B Stock. "Super Majority of Non-Managing Members" shall have the meaning given in the LLC Agreement.

     "Super Majority of Transmission Owners" shall mean (i) prior to the date on which the Company first issues Units in exchange for Transmission Facilities, two-thirds or more of the GridAmerica Companies and (ii) thereafter, one or more "owners of transmission facilities" who, among them, own (through actual or deemed ownership as provided below) Transmission Facilities that are subject to the Functional Control of the Company pursuant to the Operation Agreement or are owned by the Company with a Net Plant greater than 66.67% of the Net Plant of all Transmission Facilities subject to such Functional Control of the Company pursuant to the Operation Agreement or owned by the Company. For purposes of the above vote, the "owner of transmission facilities" means (i) in the case of Transmission Facilities subject to the Company's Functional Control pursuant to the Operation Agreement, the Person that actually owns such Transmission Facilities and (ii) in the case of Transmission Facilities actually owned by the Company, the Members in accordance with their respective Percentage Interests. In the event that an Initial Public Offering shall have occurred, the independent board members of GridAmerica HoldCo shall vote the deemed ownership interest of GridAmerica HoldCo.

     "System-Wide Assets" shall mean the assets of the Company that (i) are intended, or have the ability, to benefit primarily all or substantially all of the GridAmerica Transmission

Facilities  owned by, or subject to the  Functional  Control  of, the Company or
(ii) further the coordination, management and operation of all or substantially all of the GridAmerica Transmission Facilities owned by, or subject to the Functional Control, of the Company.

     "System-Wide Capital Expenditures" shall mean Capital Expenditures by the Company in respect of System-Wide Assets.

     "Third Party Recipient" shall have the meaning given in Section 13.9(c).

     "Transaction" shall have the meaning given in the Recitals hereof.

     "Transaction  Agreements"  means  the  ITC  Agreements  and  the  MISO  ITC
Agreement.

     "Transmission Facilities" shall mean facilities used for the transmission of electric power and energy of the kind subject to the jurisdiction of the Commission.

     "Transmission Service Date" shall have the meaning given in Section 2.1(e).

     "Underwritten   registration"  or  "underwritten  offering"  shall  mean  a registration in which Shares of GridAmerica HoldCo are sold to an underwriter or through an underwriter as agent for reoffering to the public.

     "Unit Exchange" shall have the meaning given in Section 6.13.

     "Unit Price" shall have the meaning given in Section 5.1(c).

     "Unit" shall have the meaning given in the LLC Agreement.

     "Willful Misconduct" shall have the meaning given in the LLC Agreement.

     Section 1.2 Rules of Construction. The following provisions shall be applied wherever appropriate herein:

          (i) "herein," "hereby," "hereunder," "hereof," "hereto" and other equivalent words shall refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used;

          (ii) "including" means "including without limitation" and is a term of illustration and not of limitation;

          (iii)all definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural;

          (iv) unless  otherwise  expressly  provided,  any term defined in this
     Article I by reference to any other document shall be deemed to be amended herein to the extent that such term is subsequently amended in such document;

          (v) wherever used herein, any pronoun or pronouns shall be deemed to include both the singular and plural and to cover all genders;

          (vi) neither this Agreement nor any other agreement, document or instrument referred to herein or executed and delivered in connection herewith shall be construed against any Person as the principal draftsperson hereof or thereof;

          (vii)the section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section, or in any way affect this Agreement;

          (viii) any references herein to a particular Section, Article, Exhibit or Schedule means a Section or Article of, or an Exhibit or Schedule to, this Agreement unless another agreement is specified; and

          (ix) the Exhibits and Schedules attached hereto are incorporated herein by reference and shall be considered part of this Agreement.

                                   ARTICLE II

           CREATION OF GRIDAMERICA ITC, MANAGING MEMBER; TRANSMISSION
                                  SERVICE DATE

     Section 2.1 Creation of Grid America ITC.

     (a) Purpose of GridAmerica ITC. The Company shall, on the terms and subject to the conditions set forth in this Agreement, the other ITC Agreements and the MISO Agreements, serve as an Independent Transmission Company for the GridAmerica Transmission Facilities.

     (b) Required Consents. From and after the Effective Date and until the Transmission Service Date, each Party shall: (1) take commercially reasonable steps necessary and proceed diligently and in good faith to obtain all Required Consents required to be obtained by it to consummate the transactions contemplated hereby and by the other Transaction Agreements which are intended to be consummated on the Transmission Service Date; (2) provide information which may be requested by Governmental Authorities in connection therewith; and
(3) cooperate with each other Party in obtaining all Required Consents required of such other Party to consummate the transactions contemplated hereby and by the other Transaction Documents which are intended to be consummated on the Transmission Service Date. Each Party shall provide prompt notification to each other Party when any Required Consent referred to in clause (1) above is obtained, taken, made or given, as applicable, and shall advise each other Party of any material, written, non-confidential communications (and, upon request and unless confidential or precluded by Law, provide copies of any such material communications which are in writing) with any Governmental Authority regarding such Required Consents.

     (c) Covenant. From and after the Effective Date and until the Transmission Service Date, each Party shall exercise commercially reasonable efforts and proceed diligently and in good faith to satisfy the conditions to the occurrence of the Transmission Service Date set forth in Section 2.1(d).

     (d) Conditions to Transmission Service Date. No later than the fifth Business Day following the satisfaction or, in the case of clauses (1), (2) and
(3) below, waiver by the Party requiring the Required Consents referred to therein, of each of the following conditions precedent, the Company shall notify the Midwest ISO, in writing, of the satisfaction of all applicable legal requirements, system readiness and systems integration necessary for the Midwest ISO to assume its responsibilities under the Delineation of Functions (as defined in the MISO ITC Agreement) as required by Section 4.1.3 of the MISO ITC Agreement (the "Company's Notification of Readiness"):

          (1) The Commission shall have issued one or more Final Orders which are no longer subject to possible rehearing and which, collectively, are an Approval Order.

          (2) Each Party requiring the same shall have received any Required Consent under the Public Utility Holding Company Act of 1935 and such Required Consent shall: (i) be in form and substance which would not, in the reasonable judgment of such Party, and when considered in light of the Final Orders and all other Required Consents (A) cause such Party to fail to realize any material benefit which it reasonably anticipates from the transactions contemplated by the Transaction Agreements or (B) impose any conditions or requirements which could reasonably be expected to have a material and adverse effect on such Party's or any of its Affiliates' current or planned operations or business activities or its or their prospects; and (ii) be in full force and effect.

          (3) Each Party requiring the same shall have received any Required Consent under any other applicable federal or state Law and such Required Consent shall: (i) be in form and substance which would not, in the reasonable judgment of such Party, and when considered in light of the Final Orders and all other Required Consents (A) cause such Party to fail to realize any material benefit which it reasonably anticipates from the transactions contemplated by the Transaction Agreements or (B) impose any conditions or requirements which could reasonably be expected to have a material and adverse effect on such Party's or any of its Affiliates' current or planned operations or business activities or its or their prospects; and (ii) be in full force and effect.

          (4) The Make-Ready Arrangements shall be in place and shall be in form and substance reasonably satisfactory to NGUSA and each GridAmerica Company.

          (5) The Midwest ISO and the Company shall have executed and delivered the MISO ITC Agreement, which shall be reasonably satisfactory in form and substance to each GridAmerica Company.

          (6) The Company shall have delivered evidence of a commitment from one or more insurance companies to provide insurance of the types and in the amounts as shall be agreed between NGUSA and the GridAmerica Companies, such coverages to be effective on and as of the Transmission Service Date.

          (7) Each Party shall have delivered to each other Party a certificate of a senior officer, such certificate to be in form and substance satisfactory to each other Party, certifying: (i) that the Final Order of the Commission is acceptable as an Approval Order, (ii) that such Party has received all Required Consents required of it and each such Required Consent is in form and substance satisfactory to such Party, (iii) in the case of each GridAmerica Company, (x) that each of the Make-Ready Arrangements and the MISO ITC Agreement is in form and substance satisfactory to such GridAmerica Company, (y) as to the satisfaction of all applicable legal requirements, system readiness and systems integration necessary for the transfer to the Company of Functional Control over the Transmission Facilities of such GridAmerica Company and for the Midwest ISO to assume its responsibilities under the Delineation of Functions (as defined in the MISO ITC Agreement) as required by Section 4.1.3 of the MISO ITC Agreement and (z) such other matters as the Company may reasonably request to permit the Company, in reliance upon such certificate, to deliver the Company's Notification of Readiness to the Midwest ISO and (iv) in the case of the Company, that the Company and the Midwest ISO have agreed on procedures for implementing the Delineation of Functions (as defined in the MISO ITC Agreement).

     (e) Occurrence of Transmission Service Date. On the first day of the month following the receipt by the Midwest ISO of the Company's Notification of Readiness and the receipt by the Company of written notice from the Midwest ISO of the satisfaction of all applicable legal requirements, system readiness and systems integration necessary for the Midwest ISO to assume its responsibilities under the Delineation of Functions (as defined in the MISO ITC Agreement) as required by Section 4.1.3 of the MISO ITC Agreement (the "Midwest ISO's Notification of Readiness"), but no earlier than the fifth day following the date of the Midwest ISO's Notification of Readiness (such day is herein referred to as the "Transmission Service Date"), the GridAmerica Companies shall transfer Functional Control over the GridAmerica Transmission Facilities to the Company and the Company and the Midwest ISO shall assume their respective responsibilities under the Delineation of Functions (as defined in the MISO ITC Agreement) over the GridAmerica Transmission Facilities as contemplated by
Section 4.1.3 of the MISO ITC Agreement; provided, however, that the Transmission Service Date shall be postponed and shall not occur (i) unless and until the Midwest ISO shall, in consideration of the Make-Ready Arrangements, have made (x) a one-time payment equal to the amount of the actual costs (including appropriately allocated internal costs) incurred by NGUSA (and/or its Affiliates) and the GridAmerica Companies to establish the Make-Ready Arrangements and (y) a one-time payment to reimburse the GridAmerica Companies for their actual costs (including appropriately allocated internal costs) incurred in the development of Alliance RTO, such payments to be made as directed by the Company, (ii) unless and until the Midwest ISO shall have refunded to Ameren Services Company, with interest, the $18,000,000 payment made by Ameren Services Company to leave the Midwest ISO pursuant to the terms of settlement approved in Illinois Power Co., 95 FERC P. 61,183, order on reh'g., 96 FERC P. 61,206 (2001) and (iii) if there shall then be in effect any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the Transaction Agreements. Anything in this Section 2.1(e) to the contrary notwithstanding, the aggregate amount required to be paid by the Midwest ISO pursuant to clause (i) above shall not exceed $36,200,000.

     Section 2.2. The Initial Member; Term and Removal.

     (a) The Initial Member. The Parties acknowledge that the Initial Member has been appointed Managing Member of the Company, and agree that the Initial Member shall serve in such capacity pursuant to the terms of this Agreement and the LLC Agreement.

     (b) Term of Service. Subject to Sections 5.7 and 10.1(4), the Initial Member shall serve as the Managing Member for the period beginning on the Effective Date and ending on the fifth anniversary of the Transmission Service Date (the "NGUSA Management Term"). The NGUSA Management Term automatically shall be extended for successive two-year periods unless, at least six months before the last day of the then-current NGUSA Management Term, either (i) the Initial Member gives written notice to the Company and each of the GridAmerica Companies (an "NGUSA Termination Notice") or (ii) Members holding at least a majority of the outstanding Class A Units give written notice to the Initial Member, such other Persons as may be required under the LLC Agreement and each GridAmerica Company (a "Non-NGUSA Termination Notice"), to the effect that the NGUSA Management Term shall not be so extended.

     (c) Resignation. The Initial Member shall not resign as Managing Member and NGUSA shall not permit the Initial Member to resign as Managing Member other than (i) by causing the NGUSA Management Term to expire at the end of the then-current term thereof through issuance of an NGUSA Termination Notice, (ii) as may be required by Section 10.1(d), (iii) upon exercise of its resignation rights pursuant to Section 5.7, (iv) upon thirty (30) days prior written notice, if as the result of a change in applicable Law, NGUSA or any of its Affiliates is no longer able to meet the requirements of the Commission for being a Non-Market Participant or (v) upon sixty (60) days prior written notice, if, as a result of a proposed transaction involving an acquisition of a company (or any of its assets) which is not a member of the Midwest ISO or the Southwest Power Pool on the date of this Agreement by NGUSA or any of its Affiliates in furtherance of NGUSA's transmission and distribution business strategy described in Section 9.4(e), NGUSA or the Initial Member is no longer able to meet the requirements of the Commission for being a Non-Market Participant and the Commission does not accept such mitigation measures as shall have been proposed by NGUSA in connection with such transaction as is contemplated by Section 10.1(a), provided, however, in the case of any resignation pursuant to this clause (v), that NGUSA shall have paid to the GridAmerica Companies a resignation fee equal to (I) $7,000,000, if such resignation becomes effective prior to the first anniversary of the Transmission Service Date, (II)
$5,250,000, if such resignation becomes effective on or after the first anniversary of the Transmission Service Date but prior to the second anniversary of the Transmission Service Date and (III) $3,500,000 thereafter.

     (d)  Redemption  Rights Upon  Expiration  of NGUSA  Management  Term.  Upon

expiration of the NGUSA Management Term following the delivery of a Non-NGUSA Termination Notice with respect to which neither NGUSA or an Affiliated Investor voted in favor, NGUSA shall have the right, but not the obligation, to require the Company to redeem some or all of the Units which were purchased by Affiliated Investors pursuant to Section 3.1(a) ("Section 3.1(a) Units") (to the extent still held by an Affiliated Investor) at a price equal to the Fair Market Value of such Section 3.1(a) Units. Notwithstanding the foregoing, no Affiliated Investor shall have the right to require the redemption of any 3.1(a) Units which were purchased pursuant to Section 3.1(a) after the second anniversary of the Transmission Service Date.

     (e) Option In Respect of Indemnity Cap. If, in any calendar year, the GridAmerica Companies that are and/or were parties to the Operation Agreement (the "Non-Divesting GridAmerica Companies") have paid aggregate indemnity payments pursuant to Section 4.2.4(c) of the Operation Agreement equal to or greater than the Indemnity Cap, and one or more Non-Divesting GridAmerica Companies who, among them, own Transmission Facilities that are subject to the Functional Control of the Company pursuant to the Operation Agreement having aggregate Net Plant of at least 66.67% of the aggregate Net Plant of all of the Transmission Facilities owned by the Non-Divesting GridAmerica Companies that are subject to the Functional Control of the Company do not, within twenty (20) days of a written request from NGUSA, agree to waive in writing the application of the Indemnity Cap, then NGUSA shall have the right, but not the obligation, upon twenty (20) days prior written notice to the Non-Divesting GridAmerica Companies to require the Non-Divesting GridAmerica Companies jointly and severally  to  purchase  from the  holder  thereof,  the  right to  receive  any distributions in respect of the Section 3.1(a) Units, but not including any voting or other rights associated with such Units (the "Distribution Rights"), for an aggregate purchase price payable in cash equal to that portion of such holder's Capital Account represented by such Section 3.1(a) Units; provided, however, that, with respect to any Non-Divesting GridAmerica Company that is a subsidiary of a registered holding company under the Public Utility Holding Company Act of 1935, the transfer of Distribution Rights to such Non-Divesting GridAmerica Company (but not the joint and several obligation to make the payments as described above) shall be expressly conditioned upon the receipt of all required consents and approvals of the SEC under that statute. The written request from NGUSA shall specify the Capital Account of each holder of Section 3.1(a) Units and provide reasonable detail as to the changes in such Capital Account since the purchase of the Section 3.1(a) Units. If any Non-Divesting GridAmerica Company fails to purchase its share of the Distribution Rights, the other Non-Divesting GridAmerica Companies shall be required to purchase such share and shall be subrogated to rights of the holders of the Section 3.1(a) Units against such non-performing Non-Divesting GridAmerica Company. The Distribution Rights purchased by the Non-Divesting GridAmerica Companies shall be assigned to the Non-Divesting GridAmerica Companies in proportion to their payments therefor.

          (f)  Rights of the Company Upon Expiration of NGUSA Management Term.

               (1) If the Initial Member ceases to be the Managing Member for any reason, the Company shall have the right, but not the obligation, to either (i) acquire 100% of the outstanding Equity Interests of the Initial Member or 100% of the assets and liabilities of the Initial Member for a price equal to the Net Book Value of the Initial Member determined as of the date on which the Initial Member ceases to be the Managing Member or (ii) may offer (or a designee of the Company may offer) employment to any employee of the Initial Member, other than Excluded Employees. The Company may exercise the rights granted by this Section 2.2 (f) by delivering written

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

          notice to NGUSA and the Initial Member within sixty (60) days after the date on which the Initial Member ceases to be the Managing Member.

               (2) If the Company elects to acquire the Equity Interests or assets and liabilities of the Initial Member, NGUSA shall cause such Equity Interests or assets and liabilities to be transferred to the Company free and clear of all Encumbrances (except, in the case of the assets of the Initial Member, Encumbrances that have been disclosed to the Company), and NGUSA and the seller of such Equity Interests shall be required to make customary representations and warranties in respect of due authorization, title, enforceability, no conflicts with agreements or applicable Laws, the need for any third party or Governmental consents, and disclosing material assets, contracts and liabilities. The "Net Book Value" of the Initial Member shall be the difference, but not less than zero, between the aggregate assets of the Initial Member less the aggregate liabilities of the Initial Member, both determined in accordance with GAAP. If NGUSA and the Company do not agree on the Net Book Value of the Initial Member, the Net Book Value shall be finally determined by the Agreed Accounting Firm. The acquisition of the Equity Interest of the Initial Member or the assets and liabilities of the Initial Member by the Company or its designee shall not include any Units or Shares or any indebtedness incurred to acquire any Units or Shares, and (i) immediately prior to the closing of such acquisition, the Initial Member shall distribute or otherwise transfer any Units or Shares held by it to its member(s) or shareholder(s) (as the case may be) and cause the Initial Member to be released from any indebtedness incurred to acquire any Units or Shares and shall cause any Encumbrances on assets of the Company securing acquisition indebtedness for such Units or Shares to be released and (ii) any such Units or Shares and any such indebtedness shall not be included in determining the Net Book Value of the Initial Member.

               (3) If the Company or its designee elects to offer employment to any employees of the Initial Member (or, in the case of a purchase of the Equity Interest in the Initial Member, the Company or its designee elects to retain the services of any such employees), it shall do so on such terms and subject to such conditions as it may from time to time elect; provided, however, that no such offer shall be deemed to be a "Qualifying Offer" with respect to any such employee unless such offer is made during the 60-day period referred to in Section 2.2(f)(1), and such offer offers employment in a position of comparable authority with an overall compensation package which, taken as a whole, is comparable to the overall compensation package then provided by the Initial Member. During the sixty (60) day period referred to in Section 2.2(f)(1), neither NGUSA nor any NGUSA
          Affiliate (other than the Company) shall offer employment to or otherwise directly or indirectly retain or seek to retain the services of any employee of the Initial Member, other than any Excluded Employee, and NGUSA shall not permit any NGUSA Affiliate to engage in any such activities. After the expiration of such sixty (60) day period, NGUSA and any NGUSA Affiliate may offer employment to any employee of the Initial Member; provided, however, that neither of NGUSA nor any NGUSA Affiliate (other than the Company) shall offer employment to or otherwise directly or indirectly retain or seek to retain the services of any employee of the Initial Member (other than any Excluded Employees) who receives a Qualifying Offer for a period of one year after the date such Qualifying Offer is made. The Company shall provide NGUSA with copies of all Qualifying Offers of employment made to employees of the Initial Member. The Initial Member shall have no obligation to retain any employee of the Initial Member as an employee after it ceases to be Managing Member.

               (4) In the event that there are holders of Class A Units other than NGUSA and/or Affiliated Investors at the time the Initial Member ceases to be the Managing Member, then such holders shall represent the interests of the Company in connection with the exercise by the Company of the rights contained in this Section 2.2(f). In the event that there are no holders of Class A Units other than NGUSA and/or Affiliated Investors, then (i) if the Company has issued at least $250,000,000 in Class B Units to Persons other than the Initial Member and/or its Affiliates, then the holders of such Units shall represent the interests of the Company, and (ii) otherwise, a Super Majority of Transmission Owners may, if they so elect, by giving notice to NGUSA and the Initial Member delivered not later than fifteen (15) days after the receipt by the GridAmerica Companies of an NGUSA Termination Notice, a Non-NGUSA Termination Notice or the notice of removal delivered pursuant to Section 6.1(b) of the LLC Agreement, represent the interests of the Company in connection with the exercise by the Company of the rights contained in this Section 2.2(f) to the extent permitted by applicable Law.

                                   ARTICLE III

                      PURCHASE OF UNITS BY NGUSA AFFILIATES

     Section 3.1 Initial Purchase of Units and Purchase of Units to Fund Capital Expenditures and Working Capital Needs. Subject to the limitations set forth in
Section 3.3, NGUSA shall (or in the case of Section 3.1(b), may at its election) cause the Initial Member and/or one or more Affiliated Investors to purchase Units in the Company as follows:

     (a) On the Effective Date, NGUSA shall cause the Initial Member to purchase 1,000 Units for a total purchase price of $50,000. Following the Effective Date, when and as the Initial Member, in the performance of its duties or obligations as Managing Member, determines that the Company is in need of additional funds to pay for Capital Expenditures relating to System-Wide Capital Expenditures or for additional working capital purposes, NGUSA shall cause one or more Affiliated Investors to purchase additional Units in the amount so determined by the Initial Member; provided, however, that the maximum commitment of NGUSA and of any Affiliated Investors pursuant to this Section 3.1 (a) (the "Maximum Section 3.1 (a) Commitment") shall be $25,000,000. If, at the time of the purchase of any Units pursuant to this Section 3.1(a), the Initial Member is the only Member of the Company, the purchase price for Units shall be $50.00 per Unit and, otherwise, shall be equal to the Fair Market Value of a Unit determined pursuant to Article VII.

     (b) Following the Effective Date, when and as the Initial Member, in the performance of its duties or obligations as Managing Member, determines that the Company is in need of additional funds to pay for Capital Expenditures relating to GridAmerica Transmission Facilities or to acquire GridAmerica Transmission Facilities, NGUSA may, at its election cause one or more Affiliated Investors to purchase additional Units in the amount so determined by the

Initial Member. If at the time of purchase of any Units pursuant to this Section 3.1(b), the Initial Member is the only Member of the Company, the purchase price for Units shall be $50.00 per Unit and, otherwise, shall be equal to the Fair Market Value of a Unit determined pursuant to Article VII.

     Section 3.2 Purchase of Units by Affiliated Investors Upon Contributions of GridAmerica Transmission Facilities.

     (a) Subject to the limitations set forth in Sections 3.2(c) and 3.3, NGUSA shall cause one or more Affiliated Investors to purchase Units in the Company upon the exercise by a GridAmerica Company of a Put Right or the purchase by the Company of Transmission Facilities from a GridAmerica Company as follows:

          (1) At each Put Closing, a number of Units equal to 5% of the Pro-forma Number of Put Units at a purchase price per Unit equal to the Unit Price;

          (2) At the closing of each purchase of Transmission Facilities from a GridAmerica Company other than NGUSA or an Affiliated Investor (whether for cash or Units or both), Units having a purchase price equal to 5% of the Fair Market Value of the Transmission Facilities so purchased by the Company; and

          (3) At the option of either NGUSA or the Putting GridAmerica Company (such option being referred to as the "Cash Option"), a number of Units up to an additional 15% (or such higher percentage as to which NGUSA and the Putting GridAmerica Company may agree) of the Pro-forma Number of Put Units, in which event (i) the number of Units received by the Putting GridAmerica Company at the Put Closing shall be reduced by the number of additional Units purchased by such Affiliated Investors and (ii) such Putting GridAmerica Company shall, at the Put Closing, receive a cash distribution in an amount equal to the aggregate amount paid to the Company for such additional Units.

The per Unit price for any Units purchased pursuant this Section 3.2(a) shall be equal to the Unit Price.

     (b) If either the Putting GridAmerica Company or NGUSA desires to exercise its Cash Option, it shall provide the other and the Company with written notice of such exercise at least sixty (60) days prior to the Put Closing, which notice shall specify the percentage of the Pro-forma Number of Put Units to which the exercise relates. Notwithstanding anything to the contrary contained in this
Section 3.2(b), if NGUSA exercises the Cash Option and the Putting GridAmerica Company determines in good faith that the corresponding distribution of cash by the Company to such Putting GridAmerica Company in connection with the exercise of the Cash Option would result in the Putting GridAmerica Company being required to recognize income as a result of such distribution of cash in the year in which such cash distribution is made in excess of the difference between the amount of such cash payment and such Putting GridAmerica Company's pro rata tax basis in the Transmission Facilities which are subject to the Put Notice (determined by multiplying the aggregate tax basis of all such Transmission Facilities by the percentage of the Pro-forma Number of Put Units to which the Cash Option relates), the Putting

GridAmerica Company may, at its election, upon written notice to NGUSA received at least thirty (30) days prior to the Put Closing, require NGUSA to rescind the exercise of the Cash Option. Such notice shall provide a detailed explanation of the income effect of the exercise by NGUSA of the Cash Option.

     (c) Notwithstanding anything in this Agreement to the contrary, no Affiliated Investor shall have any obligation to purchase Units pursuant to
Section 3.2(a) (i) if (A) the sum of (x) the aggregate amount of all Units purchased by any Affiliated Investor pursuant to Section 3.2(a) and (y) the Fair Market Value (determined at the time the Transmission Facilities in question are contributed to the Company pursuant to Article V of all capital contributions comprising Transmission Facilities made by the Initial Member and any NGUSA Affiliates would exceed (B) the difference between (x) $500,000,000 and (y) the amount of the aggregate Capital Contributions of the Initial Member and any Affiliated Investor made pursuant to Section 3.1; provided, however, that there shall be excluded from such calculation the amount, if any, of the Excess Cash Amount or (ii) if all Affiliated Investors would have, after giving effect to the purchase of Units pursuant to Section 3.2(a) and the issuance of Units to a Putting GridAmerica Company in connection with exercise of the Put Right, an aggregate Percentage Interest in the Company in excess of twenty percent (20%); provided, further, however, that there shall be excluded from such calculation
Section 3.1(a) Units and any Units issued in respect of the Excess Cash Amount.

     (d) The provisions of this Section 3.2 shall not apply to the exercise of a Put Right by any NGUSA Affiliate.

     Section 3.3 Additional Limitations on Commitment. Notwithstanding anything contained in Sections 3.1 or 3.2 to the contrary, but subject to Section 3.2(c):

     (a) NGUSA shall have no obligation to cause any Affiliated Investor to purchase Units pursuant to this Agreement having an aggregate purchase price in excess of the sum of $500,000,000 and the Excess Cash Amount.

     (b) NGUSA shall have no obligation to cause any Affiliated Investor to purchase any Units in connection with the exercise of the Put Right (i) during the final six (6) months of the initial NGUSA Management Term if a NGUSA Termination Notice or a Non-NGUSA Termination Notice has been delivered pursuant to Section 2.2(b), (ii) if NGUSA exercises its resignation rights pursuant to
Section 5.7, or (iii) at any time after the Initial Member ceases to be the Managing Member; provided, however, that the obligation to purchase Units pursuant to Section 3.2(a) shall continue with respect to the exercise of the Put Right if the Put Notice relating thereto was delivered prior to (x) in the case of clause (i) above, the final six months of the initial NGUSA Management Term or (y) in the case of clause (iii) above, the date that the Initial Member ceases to be the Managing Member.

     Section 3.4 Failure to Achieve Transmission Service Date. If the Initial Member resigns or is removed prior to the Transmission Service Date, each GridAmerica Company shall, within thirty (30) days of receipt of notice from the Initial Member, pay to the Company such GridAmerica Company's pro rata share of all capital contributions made by the Initial Member or any Affiliated Investor pursuant to Section 3.1(a). The obligation of each

GridAmerica Company to pay its pro rata share of such amounts shall be several and not joint and several, and no GridAmerica Company shall be obligated to pay to the Company any portion of the pro rata share of another GridAmerica Company of such amount. The Initial Member, as Managing Member of the Company, shall cause the Company to redeem for their original purchase price, the number of Units purchased by the Initial Member or any Affiliated Investor pursuant to
Section 3.1(a) (the proceeds from which were used for the purposes contemplated by Section 3.1(a)), having an original purchase price equal to the aggregate amount received by the Company from the GridAmerica Companies pursuant to this
Section 3.4. For purposes of this Section 3.4, the pro rata share of an GridAmerica Company shall be equal to the product of the total amount of capital contributions made pursuant to Section 3.1(a) multiplied by a fraction, the numerator of which is the Net Plant of such GridAmerica Company's Transmission Facilities which are to be subject to the Functional Control of the Company pursuant to the Operation Agreement and the denominator of which is the aggregate Net Plant of all GridAmerica Companies' Transmission Facilities which are to be subject to the Functional Control of the Company pursuant to the Operation Agreement.

                                   ARTICLE IV

                                   EXCLUSIVITY

     Section 4.1 Exclusivity Period. If a GridAmerica Company proposes to consider soliciting an Exclusivity Transaction or is approached by another Person regarding an Exclusivity Transaction during the Exclusive Period, prior to engaging in substantive negotiations with respect to such Exclusivity Transaction with any other Person, such GridAmerica Company shall first notify NGUSA of its intention to enter into substantive negotiations regarding such transaction. Upon receipt of such notice, NGUSA shall have an exclusive right to make a proposal to such GridAmerica Company for the purchase of the GridAmerica Transmission Facilities which are the subject of such Exclusivity Transaction, subject only to NGUSA's execution and delivery to such GridAmerica Company of a commercially reasonable confidentiality agreement to be proposed by such GridAmerica Company (which shall not contain standstill provisions). Promptly upon execution of such a confidentiality agreement, such GridAmerica Company will provide NGUSA with access to business, financial, and other information relating to such GridAmerica Transmission Facilities in the same form and to the extent it intends to provide such information to other prospective buyers. If NGUSA does not execute or deliver such a confidentiality agreement within 10 days of receipt, it will be deemed to have waived its rights under this Section
4.1. During the 60-day period following the date on which NGUSA is first provided access to such information, and in order to allow NGUSA the option to make an offer to such GridAmerica Company to purchase such Transmission Facilities, such GridAmerica Company shall not further discuss or negotiate with, or otherwise provide information regarding any potential Exclusivity Transaction to, any Person other than NGUSA. NGUSA shall have no obligation to make an offer to purchase such Transmission Facilities and such GridAmerica Company shall have no obligation to consider, negotiate or accept any such offer, if made. If NGUSA and the GridAmerica Company do not agree to such an acquisition by NGUSA or an NGUSA Affiliate during such 60-day period, such GridAmerica Company shall have one (1) year thereafter to enter into definitive agreements in respect of any Transfer of such Transmission Facilities. If such GridAmerica Company has not so entered into definitive agreements, during such one (1) year period, NGUSA shall have the rights provided under this Section 4.1 with respect to any further Exclusivity Transaction.

                                    ARTICLE V

                         PUT OF TRANSMISSION FACILITIES

     Section 5.1 Put Right in Favor of GridAmerica Companies. Each GridAmerica Company shall have the right, but not the obligation (a "Put Right"), to contribute to the Company GridAmerica Transmission Facilities of such GridAmerica Company in exchange for Units, and to the extent provided in Section 3.2(a)(2), for cash, with an aggregate Fair Market Value equal to the Fair Market Value of the Transmission Facilities being so contributed (determined as of the date set forth below) on the following terms and subject to the following conditions:

     (a) A GridAmerica Company desiring to exercise its Put Right (a "Putting GridAmerica Company") shall do so by providing at least 270 days prior written notice (the "Put Notice") to NGUSA, the Managing Member, the Company and each other GridAmerica Company. Such notice shall designate the Transmission Facilities which the Putting GridAmerica Company proposes to contribute to the Company through exercise of its Put Right (the "Contributed Transmission Facilities"). No Put Notice may be given, and no Put Right may be exercised, before the date eighteen (18) months after the Transmission Service Date. The exercise by a Putting GridAmerica Company of a Put Right (i) shall become irrevocable on the thirtieth (30th) day after determination of the Unit Price and the Fair Market Value of the Contributed Transmission Facilities and (ii) in the case of the exercise of a Put Right following an IPO Notice, may be conditioned upon the successful completion of the IPO to which such IPO Notice relates.

     (b) Promptly upon exercise by a Putting GridAmerica Company of a Put Right, the Managing Member and such Putting GridAmerica Company shall negotiate the terms and conditions upon which the Contributed Transmission Facilities will be contributed to the Company, including the scope of any representations and warranties that the Putting GridAmerica Company will make in respect of the Contributed Transmission Facilities, the need for any third-party or
Governmental consents therefor, and the scope and limitations on any indemnification obligations in respect thereof. In addition, if required by the Public Utility Holding Company Act of 1935 and the rules of the SEC promulgated thereunder, the obligation of such Putting GridAmerica Company to contribute its Contributed Transmission Facilities to the Company in exchange for Units and the obligation of the Company to issue Units in consideration therefor shall be expressly conditioned on the receipt of all required consents and approvals of the SEC under such Act. Such terms and conditions shall be set forth in an asset contribution agreement (the "Put Agreement") which shall be executed by the Putting GridAmerica Company and the Company. Although the terms and conditions of each Put Agreement are subject to negotiation between the parties thereto, the specific terms and conditions of each Put Agreement shall, pursuant to
Section 5.1(c), be taken into consideration for purposes of determining the Fair Market Value of the Contributed Transmission Facilities. The Putting GridAmerica Company shall be required to convey the Contributed Transmission Facilities free and clear of all Encumbrances securing any indebtedness of the Putting

GridAmerica Company or any Affiliate thereof, except as the Company and the Putting GridAmerica Company may otherwise agree in the Put Agreement.

     (c) Upon completion of the negotiations of the Put Agreement (or earlier if the Company and the Putting GridAmerica Company agree), the Company and such Putting GridAmerica Company immediately shall proceed to determine the per Unit Fair Market Value of the outstanding Units (such per Unit Fair Market Value being referred to as the "Unit Price") and the Fair Market Value of the Contributed Transmission Facilities, both to be determined as of a common date to be agreed to by the Company and such Putting GridAmerica Company. The number of Units that the Putting GridAmerica Company shall be entitled to receive upon exercise of its Put Right assuming that no Cash Option is exercised (the "Pro-forma Number of Put Units") shall be equal to the Fair Market Value of the Contributed Transmission Facilities divided by the Unit Price. In determining the Fair Market Value of the Contributed Transmission Facilities, the terms and conditions of the proposed Put Agreement, including the scope of any representations and warranties contained therein, the scope of and any limitations on any indemnity obligations, the presence of any Encumbrances on the Contributed Transmission Facilities and matters described in Section 5.1(e) shall be expressly taken into account. In determining the Unit Price and the Pro-forma Number of Put Units, the Putting GridAmerica Company shall have diligence rights with respect to the Company, and the Company shall have diligence rights with respect to the Contributed Transmission Assets, customary for merger and acquisition transactions; provided, however, that neither the Putting GridAmerica Company nor the Company shall be obligated to disclose information subject to confidentiality provisions in favor of third parties or competitively sensitive commercial information of a kind not customarily disclosed in due diligence in connection with merger and acquisition transactions. The Company and the Putting GridAmerica Company shall use commercially reasonable efforts to obtain a waiver of any applicable confidentiality restrictions, and in any event, to the extent feasible, all information described in the proviso to the immediately preceding sentence which is not disclosed shall be disclosed in summary or redacted form.

     (d) The Putting GridAmerica Company shall have the right to withdraw its Put Notice without prejudice to its right to issue a subsequent Put Notice (i) within thirty (30) days after determination of the Unit Price and the Pro-forma Number of Put Units or (ii) in the case of the exercise of a Put Right following an IPO Notice, if such IPO is not successfully completed. In the case of withdrawal of a Put Notice pursuant to clause (i) of the immediately preceding sentence, the Putting GridAmerica Company shall, within thirty (30) days of receipt of a written request therefor from the Company, reimburse the Company for its reasonable, out-of-pocket costs and expenses incurred in respect of the withdrawn Put Notice, including, without limitation, the costs and expenses of the Company's Interested Party Valuation Firm and the Company's share of the costs and expenses of any Neutral Valuation Firm. Any request for reimbursement pursuant to this Section 5.1(d) shall itemize in reasonable detail all amounts for which reimbursement is requested, and any disputes as to such amounts shall be resolved by the dispute resolution procedures set forth in Article XII.

     (e) Notwithstanding anything contained in this Agreement to the contrary, no Putting GridAmerica Company shall have any right to exercise a Put Right with respect to, and the Company shall have no obligation to accept, Contributed Transmission Facilities which do not meet the following requirements:

          (1) The Contributed Transmission Facilities either constitute all of the Transmission Facilities of the Putting GridAmerica Company over which the Company exercises Functional Control pursuant to the Operation Agreement or constitute an Operational Segment thereof.

          (2) The Contributed Transmission Facilities taken as a whole (and taking into account any contractual arrangements between the Company and the Putting GridAmerica Company), include all of the facilities, real estate interests (including easements, rights of way and rights of access), equipment, contract rights, intellectual property rights and other assets (including access to services and personnel) reasonably necessary to operate the Contributed Transmission Facilities as part of an integrated system with the other GridAmerica Transmission Facilities. In furtherance thereof, the Company and the Putting GridAmerica Company shall negotiate in good faith as to (i) the identity of the Contributed Transmission Facilities, (ii) the terms on which any necessary services provided on a contractual basis will be made available, and (iii) the allocation of employees of the Putting GridAmerica Company and/or the provision of employees on a contract basis. In determining the assets and services to be included in the Contributed Transmission Facilities, the long term business and operational plans of the Company and the Putting GridAmerica Company and the cost of providing replacement facilities and services shall be considered. All services to be provided by contract shall be provided on commercially reasonable terms, but the Putting GridAmerica Company shall not be obligated to provide any services at less than cost.

     (f) If the Company and the Putting GridAmerica Company are unable to agree as to any matters relating to the exercise by a Putting GridAmerica Company of its Put Right, including, without limitation, the Contributed Transmission Facilities, the terms of the Put Agreement and the terms on which any services are to be provided, such matters shall be resolved pursuant to the dispute resolution procedures set out in Article XII; provided, however, that, notwithstanding any determination of such matters pursuant to Article XII, a Putting GridAmerica Company may, even though the Unit Price and Pro-forma Number of Put Units have not been determined, withdraw its Put Notice, pursuant to
Section 5.1(d).

     (g) All Put Rights shall terminate at 5:00 p.m. New York time on the earlier of (i) the fourth (4th) anniversary of the Transmission Services Date, or (ii) if the IPO Notice is given before the fourth (4th) anniversary of the Transmission Service Date, the date which is 300 days after the date of such IPO Notice; provided, however, that Put Rights shall be continued after the fourth
(4th) anniversary of the Transmission Services Date with respect to Transmission Facilities as to which a Put Notice has been given on or prior to the fourth
(4th) anniversary of the Transmission Services Date. No Put Right may be exercised unless, at the time of exercise, the Putting GridAmerica Company is party to the Operation Agreement.

     Section 5.2 Put Rights of NGUSA Affiliates. If any NGUSA Affiliate acquires GridAmerica Transmission Facilities or, while the Initial Member is Managing Member, acquires non-GridAmerica Transmission Facilities which are capable of being operated as part of a single integrated transmission system with the GridAmerica Transmission Facilities, such NGUSA Affiliate shall have a Put Right with respect to such Transmission Facilities, which Put Right shall be subject to all of the terms and conditions of Article V.

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

     Section 5.3 Put Closing. The closing of the contribution of Contributed Transmission Facilities pursuant to the exercise of a Put Right (each such closing, a "Put Closing"), shall occur on a Business Day, shall take place at a location mutually agreed by the Putting GridAmerica Company and the Company and shall be consistent with the requirements set forth in the applicable Put Agreement, including any conditions precedent to closing contained in such Put Agreement. No Put Closing shall occur less than 270 days after the date on which the Put Right in respect thereof was exercised, unless the Company and the Putting GridAmerica Company otherwise agree. The deliveries by the parties at the Put Closing and the conditions precedent to the Put Closing, including necessary consents and approvals of third parties and Governmental Authorities, shall be set forth in the applicable Put Agreement; provided, however, that at a minimum:

     (a) At each Put Closing, the Putting GridAmerica Company shall execute and deliver, or cause to be executed and delivered, to the Company, the following documents and agreements:

          (1) assignments, bills of sale, warranty deeds, and other documents assigning the applicable Transmission Facilities to the Company, free and clear of all Encumbrances securing any indebtedness of the Putting GridAmerica Company or any Affiliate thereof, except as the Company and the Putting GridAmerica Company may otherwise agree in the Put Agreement; and

          (2) unless such Putting GridAmerica Company or its designee is already a Member of the Company, such documentation as may be required by the LLC Agreement to become a Member of the Company.

     (b) At each Put Closing, the Company shall deliver to the Putting GridAmerica Company the following documents:

          (1)  an assumption agreement;

          (2) evidence of appropriate entry of the Units to be issued to the Putting GridAmerica Company upon exercise on the Company's Unit Registry (as defined in the LLC Agreement); and

          (3) a Favorable Opinion of Counsel to the effect that such Units have been duly and validly issued by the Company and are fully paid and non-assessable.

     Section 5.4 Put Units Unregistered. No Units delivered at the Put Closing will have been registered under the Securities Act or under any state securities laws, and such units will be offered and sold in reliance on federal and state exemptions for transactions not involving a public offering of securities.

     Section 5.5 Put Rights Transferable. The Put Rights provided in Section 5.1 shall be freely assignable to any Person that acquires all, or any Operational Segment of, GridAmerica Transmission Facilities from any GridAmerica Company, so long as such acquiring party executes this Agreement and the Operation Agreement.

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

     Section 5.6 Publicly Traded Partnership. Notwithstanding anything to the contrary herein, no issuance of Units may be made to any Person if as a result of such transfer the Company would have more then 100 Members determined in accordance with Treasury Regulation Section 1.7704-1(h)(1) and (3).

     Section 5.7 Certain Resignation and Withdrawal Rights.

     (a) Rights Upon Certain Exercises of Put Rights. If the first of the GridAmerica Companies and any NGUSA Affiliates to exercise a Put Right delivers its Put Notice prior to April 30, 2005, the Initial Member may resign as Managing Member (and upon the effective date of such resignation, the NGUSA Management Term shall expire), and each GridAmerica Company may withdraw from the GridAmerica ITC and terminate its participation under this Agreement and the Operation Agreement (as provided in Section 5.1(a) of the Operation Agreement) by providing all of the other Parties written notice of such resignation or withdrawal within thirty (30) days of receipt of such Put Notice.

     (b) Rights Upon Failure to Exercise Put Rights. If no Put Notice has been received prior to March 31, 2005, the Initial Member may resign as Managing Member (and upon the effective date of such resignation, the NGUSA Management Term shall expire), and each GridAmerica Company may withdraw from GridAmerica ITC and terminate its participation under this Agreement and the Operation Agreement (as provided in Section 5.1(b) of the Operation Agreement) by providing all of the other Parties written notice of such resignation or withdrawal within the thirtieth (30th) month following the Effective Date.

     (c) Effect of Resignation or Withdrawal. Any resignation or withdrawal pursuant to this Section 5.7 shall be effective on the first day of the seventh month following the month in which notice thereof is delivered pursuant to
Section 13.1. Upon receipt of any notice of resignation or withdrawal pursuant to this Section 5.7, the other Parties shall have the right, exercisable within thirty (30) days of receipt of such notice, to resign or withdraw, as the case may be. Without the prior written consent of NGUSA, no part of the GridAmerica Transmission Facilities of any GridAmerica Company that withdraws from the GridAmerica ITC shall be included in or be managed by an ITC that exercises functions similar in scope to the function exercised by the Company with respect to the GridAmerica Transmission Facilities (determined after taking into account the functions exercised by the Midwest ISO under the MISO ITC Agreement) for a period of one (1) year after the effective date of such GridAmerica Company's withdrawal, provided, however, that the foregoing prohibition shall not apply, if the Initial Member exercised its resignation rights pursuant to Section 5.7(a) or (b) prior to the date of any such withdrawal. Notwithstanding the foregoing, unless the Commission shall otherwise approve, no withdrawal by any GridAmerica Company from GridAmerica ITC pursuant to this Section 5.7 shall be or become effective unless and until such GridAmerica Company becomes a member of the Midwest ISO as contemplated by Section 2.3 of the MISO ITC Agreement.

                                   ARTICLE VI

                               REGISTRATION RIGHTS

                     Section 6.1 Demand Registration Rights.

     (a) Demand for IPO. At any time after the third anniversary of the Transmission Service Date, NGUSA (on behalf of itself and/or any Affiliated Investor) or GridAmerica Companies holding not less than 30% of the outstanding Units shall be entitled to request in writing, that the Company effect the Unit Exchange and effect the registration under the Securities Act of Registrable Securities of GridAmerica HoldCo in accordance with this Section 6.1 (an "IPO Demand Registration"). Any such request for an IPO Demand Registration shall specify the Members desiring to participate therein, the amount of Registrable Securities proposed to be sold by each such Member, and the intended method of disposition thereof. Upon receiving a request for an IPO Demand Registration, the Company shall cause GridAmerica HoldCo to prepare and file as soon as practicable the documents necessary to effect such IPO Demand Registration and shall use commercially reasonable efforts to cause the same to be declared effective by the SEC as soon as practicable. Notwithstanding anything in this
Section 6.1 to the contrary, (i) the Company shall not be obligated to effect a registration under this Section 6.1(a) unless it is advised by a nationally recognized investment banking firm that the anticipated aggregate gross offering price with respect thereto is expected to be equal to or exceed $250,000,000, or despite commercially reasonable efforts to do so, the Company is unable to obtain the listing of the Shares to be sold in the IPO on the New York Stock Exchange or another comparable national securities exchange on which securities of major U.S. issuers engaged in the utility industry are traded, (ii) the Company may delay the Unit Exchange and an IPO Demand Registration to a date not later than the fifth anniversary of the Transmission Service Date if it is advised by a nationally recognized investment banking firm that such delay would be in the best interest of the Company and would contribute to a successful IPO and (iii) if all the Persons requesting the IPO Demand Registration determine to attempt to qualify the Unit Exchange as a tax-deferred exchange pursuant to
Section 351 of the Code, the Company and GridAmerica HoldCo may limit the number of Shares to be sold by GridAmerica Companies participating in the IPO if the Company determines such limitation to be necessary to preserve such tax-treatment of the Unit Exchange.

     (b) IPO Notice. Upon receipt of an IPO Demand Registration request or a determination by the Company to effect an IPO, the Company promptly shall provide NGUSA and all GridAmerica Companies with written notice of the request or determination (the "IPO Notice") at least three hundred (300) days prior to the filing of any Registration Statement in respect of the IPO, and each such notice shall inform NGUSA and each GridAmerica Company that all outstanding Put Rights will expire three hundred (300) days after the date of such notice unless the IPO is not successfully completed.

     (c)  Demand Registration After IPO.

          (1) At any time after the Initial Public Offering, NGUSA (on behalf of itself and/or any Affiliated Investor) and GridAmerica Companies holding among them not less than 15% of the aggregate Shares and Units outstanding shall be entitled to request in writing that GridAmerica HoldCo effect the registration under the Securities Act of Registrable Securities in accordance with this Section 6.1 (each, a "Secondary Demand Registration"). Any such request for a Secondary Demand Registration shall specify the GridAmerica Companies and/or NGUSA Affiliates desiring to participate therein, the amount of Registrable Securities proposed to be sold by each such Member, and the intended method of disposition thereof. Upon receiving a request for a Secondary Demand Registration,
GridAmerica HoldCo shall prepare and file within forty-five (45) days the documents necessary to effect Secondary Demand Registration and will use commercially reasonable efforts to cause the same to be declared effective by the SEC as soon thereafter as practicable. Notwithstanding anything in this
Section 6.1 to the contrary, GridAmerica HoldCo shall not be obligated to effect a Secondary Demand Registration unless it is advised by a nationally recognized investment banking firm that the anticipated aggregate gross offering price with respect thereto would equal or exceed $75,000,000. Any such request for a Secondary Demand Registration may be a request for a shelf registration, if GridAmerica HoldCo is eligible to use a shelf registration at the time of such request.

          (2) Promptly after receipt of a request for a Secondary Demand Registration, GridAmerica HoldCo shall provide NGUSA and each GridAmerica Company with written notice of such demand.

     (d) Limitation on Demand Registrations. Notwithstanding anything to the contrary set forth in Section 6.1(c), GridAmerica HoldCo shall not be obligated to file a Registration Statement with respect to a Secondary Demand Registration upon a request by a Person under Section 6.1(c), if three Secondary Demand
Registrations have become effective as specified in Section 6.1(f) (unless GridAmerica HoldCo is eligible to register the Registrable Securities on Form S-3, in which case NGUSA and the GridAmerica Companies shall have an unlimited right to require such registrations). If, in connection with any Secondary Demand Registration, the Shares to be included by any Selling Shareholder in such registration are reduced by the Approved Underwriter by one-third (1/3) or more of the amount of Shares such Selling Shareholders requested to include in such registration, such registration shall not constitute a Demand Registration.

     (e) Participation in Demand. Each GridAmerica Company and each Affiliated Investor shall have thirty 30 days after the receipt of notice of a Demand Registration to elect to participate in the registration as a Selling Shareholder by providing the Company and GridAmerica HoldCo with written notice of such election, which notice shall indicate the number of Shares which such Person desires to include in the registration. The right of such Person to participate in the registration shall be subject to Section 6.3.

     (f) Effective Demand Registration. A registration shall not constitute a Demand Registration until the Registration Statement has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) one hundred eighty (180) days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Authority for any reason not attributable to any Selling Shareholder and such interference is not thereafter eliminated or (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by any Selling Shareholder; provided, further, that if a registration constitutes a Demand Registration, notwithstanding the operation of clause (x) of this Section 6.1(f), then the period of effectiveness provided for in the first sentence of this Section 6.1(f) shall be extended for the same amount of time such stop order, injunction or other order or requirement existed.

     (g) Underwriting Procedures. If the Selling Shareholders demanding registration so elect, the offering of Registrable Securities pursuant to up to a maximum of three Demand Registrations shall be in the form of a firm commitment underwritten offering, and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 6.1(h). With respect to any firm commitment underwritten offering, GridAmerica HoldCo shall enter into a reasonable and customary underwriting agreement with the Approved Underwriter. If the Approved Underwriter advises GridAmerica HoldCo in writing that in its opinion the aggregate amount of Shares requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, including the price, then GridAmerica HoldCo shall include in such registration only the aggregate amount of Shares that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and such Shares shall be allocated pro rata among the Selling Shareholders demanding such registration on the basis of the number of Registrable Shares requested to be included in such registration by each such Selling Shareholder, and thereafter to the Company, and finally to the holders of other incidental or piggy-back registration rights, if any.

     (h) Selection of Underwriters. If any Demand Registration is in the form of an underwritten offering, the Selling Shareholders shall select and engage one or more investment banking firms of national reputation to act as the managing underwriters of the offering (collectively, the "Approved Underwriter"); provided, however, that the Approved Underwriter shall, in any case, be acceptable to GridAmerica HoldCo in its reasonable judgment.

     Section 6.2 Incidental Registration. If GridAmerica HoldCo shall determine to register any Shares, or any securities convertible into or exchangeable or exercisable for Shares, for its own account or for the account of any stockholder (other than a registration on Forms S-4 or S-8 or any replacement or successor form thereof), any GridAmerica Company or NGUSA Affiliate shall be entitled to include Registrable Securities in such registration (and related underwritten offering, if any) (each, an "Incidental Registration") on the terms and conditions set forth in this Section 6.2.

     (a) GridAmerica HoldCo promptly shall give written notice of such determination to register such securities to NGUSA and each GridAmerica Company, and NGUSA (on behalf of itself and any NGUSA Affiliate) and each GridAmerica Company shall have the right to request, by written notice given to GridAmerica HoldCo within thirty (30) days of the receipt by them of such notice of determination, that a specific number of Registrable Securities held by an NGUSA and/or an NGUSA Affiliate or such GridAmerica Company be included in such Registration Statement.

     (b) If the proposed registration relates to an underwritten offering, the notice required by Section 6.2(a) shall specify the name of the managing underwriter for such offering, and if the proposed registration would constitute an IPO, the notice required by Section 6.2(a) shall comply with the terms of
Section 6.1(b).

     (c) If the proposed registration relates to an underwritten offering, any Selling Shareholders desiring to participate in such offering must (i) sell all or a portion of its Registrable Securities on the same basis provided in the underwriting arrangements approved by GridAmerica HoldCo and (ii) complete and execute all questionnaires, powers of attorney, underwriting agreements and other documents on the same basis as other similarly situated Selling Shareholders (or, if there are no other Selling Shareholders, on the same basis as other selling stockholders or as would be customary in a transaction of this type) reasonably required under the terms of such underwriting arrangements or by the SEC.

     (d) GridAmerica HoldCo shall have the right to terminate or withdraw any registration statement filing under this Section 6.2 prior to the effective date thereof for any reason without liability to any Member as a result thereof, whether or not such Member has elected to become a Selling Shareholder. In such event, GridAmerica HoldCo or any Selling Shareholder may elect to continue the registration; provided, however, that if such termination or withdrawal occurs prior to the filing of the initial registration statement with the SEC, but not otherwise, then such election shall constitute a request for a Demand Registration and shall be subject to the limits on Demand Registration requests set forth in this Agreement.

     Section 6.3 Cutback; Withdrawal Rights.

     (a) If the managing underwriter for the underwritten offering under the proposed registration to be made by GridAmerica HoldCo determines that inclusion of all or any portion of the Shares intended to be included in such offering would adversely affect the ability of the underwriter for such offering to sell all of the securities requested to be included for sale or the price per share in such offering, the number of Shares that may be included in such registration GridAmerica HoldCo will be obligated to include in such offering, as to each Person proposing to sell Shares in such offering, only a portion of the Shares such Person has requested to be registered equal to the ratio which such Person's requested Shares bears to the total number of Shares requested to be included in such registration statement by all Persons (other than GridAmerica HoldCo), who have requested that their Shares be included in such registration, it being understood that the securities to be included in such registration shall be allocated first to GridAmerica HoldCo and thereafter in accordance with the foregoing ratio; provided, however, that, in the case of a Demand Registration, prior to any reduction in the number of Shares to be registered by the Selling Shareholders demanding the Demand Registration, the aggregate amount of Shares to be included in the offering by any other Selling Shareholder shall be reduced in its entirety.

     (b) Each Selling Shareholder shall have the right to withdraw its Registrable Securities from the Registration Statement at any time prior to the effective date thereof, but if the same relates to an underwritten offering and the initial filing thereof has been made, it may only withdraw its Registrable Securities during the time period and on terms deemed appropriate by the underwriters for such underwritten offering.

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

     Section 6.4 Blockage Periods. Notwithstanding any other provision of this Agreement, GridAmerica HoldCo shall not be obligated to file (but shall be obligated to continue the preparation of) any Registration Statement under
Section 6.1 at any time that GridAmerica HoldCo or any of its subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of GridAmerica HoldCo determines in good faith (after consultation with the Selling Shareholders participating in such offering) that such disclosure would be materially detrimental to the Company and its Unit holders or would have a material adverse effect on any such confidential negotiations or other confidential business activities. GridAmerica HoldCo may decline to file any Registration Statement for this reason only once in any 12-month period and only for a maximum period of 90 days at any one time. If GridAmerica HoldCo declines to file any Registration Statement pursuant to this Section 6.4, it shall notify the affected Selling Shareholders (the "Clear Notification") promptly after the circumstances preventing the filing of the Registration Statement under Section 6.1 no longer apply. For a period of 20 Business Days following receipt of a Clear Notification (the "Request Period") the Selling Shareholders shall have the right to request a Demand Registration pursuant to
Section 6.1(a) or 6.1(c). GridAmerica HoldCo shall not be permitted to file a registration statement to register Shares for offering by GridAmerica HoldCo or any stockholder other than a Selling Shareholder (except on Form S-4 or Form S-8) until:

     (a) If the Selling Shareholders have not requested a Demand Registration within the Request Period, the day after the end of the Request Period, and

     (b) If the Selling Shareholders have requested a Demand Registration within the Request Period, completion of the offering under such Demand Registration pursuant to Section 6.1(f); provided, however, that GridAmerica HoldCo may participate simultaneously in such Demand Registration pursuant to
Section 6.1(g).

     Section 6.5 Restrictions on Public Sale. If Registrable Securities are included (in whole or in part) in a Registration Statement filed by GridAmerica HoldCo under Section 6.1 for sale in an underwritten offering, each Selling Shareholder agrees, if requested by the managing underwriter(s) of such offering and if each other Person participating in such offering also so agrees, not to sell, make any short sale of, loan, grant any option for the purchase of, dispose of or effect any public sale or distribution of common equity securities of the same series and class as (or securities exchangeable or exercisable for or convertible into common equity securities of the same series and class as) its Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the five (5) day period prior to, and during the ninety (90) day period following, any such registration (or during such shorter period as is requested or consented to by the managing underwriter(s) with respect to GridAmerica HoldCo or any other holder of common stock of GridAmerica HoldCo) beginning on the closing date of such underwritten offering, to the extent timely notified in writing by GridAmerica HoldCo or the managing underwriter(s).

     Section  6.6  Registration  Procedures.   In  connection  with  GridAmerica
HoldCo's registration obligations pursuant to Sections 6.1 and 6.2 hereof, GridAmerica HoldCo promptly will prepare such registration statement and use its commercially reasonable efforts to

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

cause to be effective such registration to permit the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto, GridAmerica HoldCo will as expeditiously as possible:

     (a) with respect to registrations made pursuant to Section 6.1 only, prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable, and, upon the request of the Selling Shareholders, keep such Registration Statement effective for up to one hundred twenty (120) days or such lesser period as is necessary for the underwriters in an underwritten offering to sell the Registrable
Securities registered thereby, provided, however, that, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the Selling Shareholders and their counsel for their review and comments copies of all such documents proposed to be filed at least five (5) days prior thereto and the Company shall not file any registration statement or amendment or post-effective amendment or supplement to such registration statement or Prospectus used in connection therewith to which such counsel shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

     (b) prepare and file with the SEC such amendments, post-effective amendments and supplements to the Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act and the rules and regulations thereunder with respect to the disposition of all securities covered by such Registration Statement;

     (c) promptly notify the Selling Shareholders (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by GridAmerica HoldCo of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (d) make commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

     (e) if requested by the Approved Underwriter or the Selling Shareholders, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Approved Underwriter or such Selling Shareholders reasonably request to be included therein as required by applicable Law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment promptly after GridAmerica HoldCo has received notification of the matters to be incorporated in such Prospectus supplement or such post-effective amendment; provided, however, that GridAmerica HoldCo shall not be required to take any of the actions of this Section 6.6(e) which it determines are not, on the advice of counsel for GridAmerica HoldCo, required under applicable Law;

     (f) furnish to each Selling Shareholder, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

     (g) deliver to each Selling Shareholder, without charge, such reasonable number of conformed copies of the Registration Statement (and any post-effective amendment thereto) and such number of copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto (and any documents incorporated by reference therein) as such Selling Shareholder may reasonably request, all in full conformity with the Securities Act; and GridAmerica HoldCo consents to the use of the Prospectus or any amendment or supplement thereto by such Selling Shareholder in connection with the offer and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

     (h)  prior  to  any  offering  of  Registrable   Securities  covered  by  a
Registration Statement, register or qualify or cooperate with each Selling Shareholder in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the managing underwriter, if applicable, or each such Selling Shareholder reasonably requests, and use commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective, including through new filings, or amendments or renewals, during the period such Registration Statement is required to be kept effective pursuant to the terms of this Agreement; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested by such Selling Shareholder; provided, however, that under no circumstances shall GridAmerica HoldCo be required in connection therewith or as a condition thereof to qualify to do business, to become subject to taxation or to file a general consent to service of process in any such states or jurisdictions;

     (i) cooperate with the Selling Shareholders and the managing underwriter or underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, free of any and all restrictive legends, such certificates to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Selling Shareholders may request and make available to the Company's transfer agent prior to the restrictions of the Registrable Securities a supply of such certificates;

     (j) upon the occurrence of any event contemplated by Section 6.6(c)(v) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (k) make generally available to the holders of GridAmerica HoldCo's outstanding securities earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days, if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or, if not sold to underwriters in such an offering (ii) beginning with the first month of GridAmerica HoldCo's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve (12) month period;

     (l) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each Registration Statement from and after a date not later than the effective date of such Registration Statement;

     (m) use commercially reasonable efforts to cause all Registrable Securities covered by each Registration Statement to be listed, subject to notice of issuance, prior to the date of the first sale of such Registrable Securities pursuant to such Registration Statement, on each securities exchange on which the Shares issued by GridAmerica HoldCo are then listed,

     (n)  enter  into such  agreements  (including  underwriting  agreements  in customary form containing, among other things, reasonable and customary indemnities) and take such other actions as the Selling Shareholders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (o) furnish, at the request of the Selling Shareholders, on the date that Registrable Securities are delivered to an underwriter for sale in connection with an underwritten registration, or, in connection with any other registration, on the date that the Registration Statement with respect to such registration becomes effective, (i) an opinion, dated such date, of the counsel representing GridAmerica HoldCo for the purpose of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Selling Shareholders, (ii) a letter dated such date, from the independent certified public accountants of GridAmerica HoldCo, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Selling Shareholders, subject to such Selling Shareholders' provision of information reasonably requested by such independent certified public accountants to comply with the rules governing delivery of such letters and
(iii) cause the underwriting agreement to contain indemnification provisions and procedures no less favorable than those set forth in Section 6.8 hereof (or such other provisions and procedures acceptable to such Selling Shareholders) with respect to all parties to be indemnified pursuant to such Section;

     (p) with respect to not more than three Demand Registrations effected pursuant to Section 6.1, cause its senior management to participate in road shows and other customary marketing efforts in connection with the offering and sale of Registrable Securities;

     (q) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement filed pursuant hereto (in the form in which it was incorporated), deliver a copy of each such document to each seller of Registrable Securities;

     (r) promptly make available for inspection by any Selling Shareholder, any underwriter participating in any disposition pursuant to any Registration Statement filed pursuant hereto, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the
"Inspectors"), all financial and other records, pertinent corporate documents and properties of GridAmerica HoldCo and its subsidiaries (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the GridAmerica HoldCo's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records in ordered pursuant to a subpoena or other order from a court of competent jurisdiction, GridAmerica HoldCo shall not be required to provide any information hereunder if (A) GridAmerica HoldCo believes, after consultation with counsel for GridAmerica HoldCo, that to do so would cause GridAmerica HoldCo to forfeit an attorney-client privilege that was applicable to such information or (B) either (1) GridAmerica HoldCo has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) GridAmerica HoldCo reasonably determines in good faith that such Records are confidential and so notifies that Inspectors in writing unless, prior to furnishing any such information agrees with respect to (A) or (B), such holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to GridAmerica HoldCo and allow GridAmerica HoldCo at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

     (s) provide a CUSIP number for Registrable Securities included in any registration statement filed pursuant hereto not later than the effective date of such registration statement;

     (t) cooperate with each Selling Shareholder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD"); and

     (u) use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

Each Selling Shareholder agrees that, upon receipt of any notice from GridAmerica HoldCo of the happening of any event of the kind described in
Section 6.6(c)(v) hereof, such Selling Shareholder will forthwith discontinue disposition of Registrable Securities under the Prospectus related to the applicable Registration Statement until such Selling Shareholders' receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.6(j) hereof, or until it is advised. in writing by GridAmerica HoldCo that the use of the Prospectus may be resumed. It shall be a condition precedent to the obligations of GridAmerica HoldCo to take any action pursuant to this Section
6.6 with respect to the Registrable Securities of Selling Shareholder that such Selling Shareholder shall furnish to GridAmerica HoldCo such information regarding itself and the Registrable Securities held by it as shall be required by the Securities Act to effect the registration of such Selling Shareholder's Registrable Securities and as typically provided by similarly situated selling stockholders.

     Section 6.7 Registration Expenses. All expenses incident to any registration to be effected hereunder (whether or not the Registration Statement is filed or declared effective) and incident to GridAmerica HoldCo's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees of the National Association of Securities Dealers, Inc., stock exchange and qualification fees, fees and disbursements of GridAmerica HoldCo's counsel and of independent certified public accountants of GridAmerica HoldCo (including the expenses of any special audit required by or incident to such performance), the expenses of the underwriters that are customarily requested in similar circumstances by such underwriters (excluding discounts, commissions or fees of underwriters, qualified independent underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities), all such expenses being herein called "Registration Expenses," will be borne by GridAmerica HoldCo. GridAmerica HoldCo will also pay its internal expenses and the expense of any annual audit and the fees and expenses of any person retained by GridAmerica HoldCo. Each Selling Shareholder will pay its internal expenses, the fees and expenses of any counsel, advisor or other person retained by such Selling Shareholder. Notwithstanding the foregoing, GridAmerica HoldCo will not be obligated to pay Registration Expenses for more than Demand Registrations effected by Selling Shareholders pursuant to Section 6.1. Registration Expenses incurred in connection with Registration Statements requested under Section 6.1 that are not filed or declared effective by the SEC will be paid by GridAmerica HoldCo and will not count against such limit; provided, however, if such Registration Statement not being filed or declared effective is the result of the actions of any Selling Shareholder, then such Selling Shareholder will bear the Registration Expenses of such Demand Registration in which case such registration shall not be counted as a Demand Registration under Section 6.1.

     Section 6.8 Indemnification.

     (a) Indemnification by GridAmerica HoldCo. GridAmerica HoldCo agrees, to the fullest extent permitted by Law, to indemnify and hold harmless each Selling Shareholder, its officers, directors, partners, employees and agents and each person who controls such Selling Shareholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, employees and agents of any such controlling person from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (collectively, "Damages") to which such Selling Shareholder may become subject under the Securities Act, the Exchange Act or other federal or state securities Law, at common Law or otherwise, insofar as such Damages arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) any violation or alleged violation by GridAmerica HoldCo of the Securities Act, the Exchange Act or any state securities or blue sky Laws in connection with the Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto; provided, however, that GridAmerica HoldCo will not be liable to any Selling Shareholder to the extent that such Damages arise from or are based upon any untrue statement or omission (x) made in reliance on and in conformity with written information furnished to GridAmerica HoldCo by such Selling Shareholder expressly for the inclusion in such Registration Statement,
(y) made in any preliminary prospectus if such Selling Shareholder failed to deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Selling Shareholder to the party asserting the claim underlying such Damages and such Prospectus would have corrected such untrue statement or omission and (z) made in any Prospectus if such untrue statement or omission was corrected in an amendment or supplement to such Prospectus, and a sufficient number of such amendment or supplement to such Prospectus were delivered to such Selling Shareholder prior to the sale of Registrable Securities and such Selling Shareholder failed to deliver such amendment or supplement prior to or concurrently with the sale of Registrable Securities to the party asserting the claim underlying such Damages. GridAmerica HoldCo shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution customarily indemnified by issuers in underwritten public offerings, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Shareholders.

     (b) Indemnification by Selling Shareholders. If Registrable Securities are sold under a Prospectus which is a part of a Registration Statement, each Selling Shareholder agrees to indemnify and hold harmless GridAmerica HoldCo, its directors and each officer who signed such Registration Statement and each person who controls GridAmerica HoldCo (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, employees and agents of any such controlling person under the same circumstances as the foregoing indemnity from GridAmerica HoldCo to Selling Shareholders, to the extent that such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with information relating to any Selling Shareholder, furnished in writing to GridAmerica HoldCo by such Selling Shareholder, expressly for use therein, provided that in no event shall the aggregate liability of any Selling Shareholder exceed the amount of the net proceeds received by such Selling Shareholder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Each Selling Shareholder shall indemnify the underwriters under terms customary to such underwritten offerings as reasonably requested by such underwriters. GridAmerica HoldCo and each Selling Shareholder shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such persons in similar circumstances.

     (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party, provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person and not of the indemnifying party unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person within thirty (30) days of receipt of notice of such claim or (C) in the reasonable judgment of such indemnified person based on advice of counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). No settlement in respect of any third party claim may be effected by the indemnifying party without the indemnified party's prior written consent (which consent shall not be unreasonably withheld) unless the settlement involves only the payment of money by the indemnifying party, provides for a full and unconditional release of the indemnified party and does not include a statement as to, or any admission of, fault, culpability or a failure to act by, or on behalf of, the indemnified party. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, in the reasonable judgment of an indemnified party based on advice of counsel, a conflict of interest exists between such indemnified party and one or more other indemnified parties with respect to such claim, in which case the indemnifying party shall be obligated to pay the reasonable fees and disbursement, of such additional counsel or counsels. As used in this Section 6.8(c), the terms "indemnifying party," "indemnified party" and other terms of similar import are intended to include only GridAmerica HoldCo (and its officers, directors and control persons and the officers, directors, partners, employees and agents of such control persons as set forth above) on the one hand, and one or more Selling Shareholders (and its or their officers, directors, partners, employees, agents and control persons and the officers, directors, partners, employees and agents of such control persons as set forth above) on the other hand, as applicable.

     (d) Contribution. If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, demands, liabilities or expenses as well as any other relevant equitable considerations. With respect to contribution required pursuant to this Section 6.8(d), the relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or indemnifying parties on the one hand or the indemnified party on the other, and the parties' relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding the provisions of this Section 6.8(d), an indemnified holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds to such holder of Registrable Securities from the sale thereof exceed the amount of damages which such indemnified holder has otherwise been required to pay pursuant to Section 6.8(b) by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Timing of Payments. An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section
6.8 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

     (f)  Survival. The indemnity and contribution  agreements contained in this
Section 6.8 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Selling Shareholder, its officers, directors, partners, attorneys, agents or any person, if any, who controls any Selling Shareholder as aforesaid, and shall survive the transfer of such Registrable Securities by any Selling Shareholder.

     Section 6.9 Preparation; Reasonable Investigation. In connection with the preparation and filing of a Registration Statement pursuant to the terms of this
Agreement:

     (a) GridAmerica HoldCo shall, with respect to a Registration Statement filed by GridAmerica HoldCo, give each Selling Shareholder, the underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such Registration Statement (other than reports and proxy statements incorporated therein by reference and lawfully and properly filed with the SEC) and each Prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto;

     (b) GridAmerica HoldCo shall give the participating GridAmerica Companies, the underwriters, if any, and their respective counsel and accountants such reasonable access to its books and records and such opportunities to discuss the business of GridAmerica HoldCo with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Selling Shareholders or such underwriters, to conduct a reasonable investigation within the meaning of Section 11(b)(3) of the Securities Act; and

     (c) the Selling Shareholders shall, to the fullest extent reasonably necessary, cooperate with GridAmerica HoldCo, the underwriters, if any, and their respective counsel and accountants in order to complete the preparation of a Registration Statement (other than reports and proxy statements incorporated therein by reference) and each Prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto.

     Section 6.10 Rule 144 and Rule 144A. At all times during which GridAmerica HoldCo is subject to the periodic reporting requirements of the Exchange Act, GridAmerica HoldCo covenants that it will file, on a timely basis, the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as NGUSA or the GridAmerica Companies may reasonably request (including, without limitation, compliance with the current public information requirements of Rule 144(c) and Rule 144A under the Securities Act), all to the extent required from time to time to enable such GridAmerica Companies to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (c) any similar rule or regulation hereafter adopted by the SEC. Upon the request of NGUSA or any GridAmerica Company, GridAmerica HoldCo will provide reasonable and customary assistance to facilitate such Person's sale of Registrable Securities in block trades or other similar transactions. Notwithstanding the foregoing, nothing in this Section 6.10 shall be deemed to require GridAmerica HoldCo to register any of its securities pursuant to the Exchange Act.

     Section 6.11 Other Registration Rights Agreements. Neither the Company nor GridAmerica HoldCo will enter into any agreement offering registration rights to any person which are more favorable than those granted to NGUSA and the GridAmerica Companies under this Agreement unless, prior to entering into such agreement, it shall offer registration rights on substantially similar terms to the GridAmerica Companies.

     Section 6.12 Specific Performance for Registration Rights. Each party hereto shall be entitled to enforce its rights under this Article VI specifically to recover damages by reason of any breach of any provision of this
Article VI and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Article VI and that each party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Article VI.

     Section 6.13 Exchange of Units for Shares. In order to effectuate the IPO, NGUSA and the GridAmerica Companies have determined that it is desirable to create a Delaware corporation ("GridAmerica HoldCo") and, to the extent desired by any Member, to exchange issued and outstanding Units of Members desiring to participate in such an exchange for Shares of GridAmerica HoldCo in accordance with this Section 6.13 (the "Unit Exchange").

     (a) In connection with any IPO, the Company shall cause GridAmerica HoldCo to be incorporated as a Delaware corporation. The Certificate of Incorporation and Bylaws of GridAmerica HoldCo shall be in such form as the Company determines shall best facilitate the IPO; provided, however, that the charter shall provide for two classes of common stock of GridAmerica HoldCo which shall have identical rights and privileges, except that "Class A Stock" shall have voting rights and "Class B Stock" shall have no voting rights, and shall further provide that Class A Stock may be held only by a Person who is a Non-Market Participant and Class A Shares shall be convertible to Class B Shares and Class B Shares shall be convertible to Class A Shares in the same manner as is provided in the LLC Agreement with respect to Class A Units and Class B Units.

     (b) In connection with any IPO, (i) Shares issued by GridAmerica HoldCo may be issued for cash, in which case the cash proceeds of the IPO may be used to acquire Units of the Company or (ii) Shares may be issued in exchange for all or any portion of the issued and outstanding Units held by any GridAmerica Company that is a Member that desires to participate in the Unit Exchange occurring in connection with the IPO. Following an IPO (whether or not in connection with a Secondary Demand Registration), an GridAmerica Company that is a Member may request that Shares be issued to it in exchange for all or any portion of the issued and outstanding Units held by such GridAmerica Company, and, upon such a request, GridAmerica HoldCo will effectuate a Unit Exchange in accordance with such request within thirty (30) days.

     (c) Immediately prior to the closing of the IPO, the Company shall cause GridAmerica HoldCo to become a party to this Agreement for purposes of effectuating the provisions of this Article VI and to exchange each Class A Unit held by an GridAmerica Company desiring to participate in the Unit Exchange and offered for exchange for one share of Class A Stock and to exchange each Class B Unit held by such GridAmerica Company desiring to participate in the Unit Exchange and offered for exchange for one share of Class B Stock. After the initial Unit Exchange, any GridAmerica Company shall have the right, but not the obligation, to exchange Units for Shares upon ten (10) days prior written request.

     (d) The Company and each GridAmerica Company shall use commercially reasonable efforts to obtain all approvals of Governmental Authorities necessary to effectuate the Unit Exchange, the IPO and any subsequent Public Offering.

                                  ARTICLE VII

                                FAIR MARKET VALUE

     Section 7.1 Fair Market Value. Whenever used in this Agreement, "Fair Market Value" means, with respect to the valuation of any property, the value of such property at the time in question as determined in good faith by the Interested Parties; provided, however, that if such parties fail to agree in writing upon the value of such property before the earlier of (i) twenty (20) days after the first request to make such a determination or (ii) the date sixty
(60) days prior to the transaction in question, then the following shall apply:

     (a) Each Interested Party shall select a nationally recognized investment banking firm to make such determination on such Interested Party's behalf in accordance with the standards, procedures, and assumptions set forth in Section
7.2. Each Interested Party shall pay all of the fees and expenses of the investment banking firm selected by it (each such firm being referred to as an "Interested Party Valuation Firm"). Subject to Section 13.9, each Interested Party promptly shall make available to each other and any investment banking firms involved in such process such information as is reasonably necessary to reach a Fair Market Value determination. Each Interested Party Valuation Firm shall determine its proposed fair market value of the property being valued.

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

     (b) If the proposed fair market values determined by the Interested Party Valuation Firms are within 10% of each other, then "Fair Market Value" shall mean the average of such proposed fair market values.

     (c) If the proposed fair market values determined by the Interested Party Valuation Firms are not within 10% of each other, then the Interested Party Valuation Firms shall select a third nationally recognized investment banking firm (the "Neutral Valuation Firm"), which shall be paid for equally by both Interested Parties. (If the Interested Party Valuation Firms fail to appoint a Neutral Valuation Firm within twenty (20) days of the date the last of the Interested Party Valuation Firms rendered its opinion of fair market value, then either Interested Party may apply to any court or arbitration panel having jurisdiction to make such appointment). The Neutral Valuation Firm shall also propose a fair market value for the property being valued. If:

          (1) the fair market value proposed by the Neutral Valuation Firm is higher than the fair market values proposed by both Interested Party Valuation Firms, then "Fair Market Value" shall mean the higher of the two fair market values proposed by the Interested Party Valuation Firms;

          (2) the proposed fair market value determined by the Neutral Valuation Firm is lower than the fair market values proposed by both Interested Party Valuation Firms, then "Fair Market Value" shall mean the lower of the two fair market values proposed by the Interested Party Valuation Firms; and

          (3) the fair market value proposed by the Neutral Valuation Firm is between the fair market values proposed by both Interested Party Valuation Firms, then "Fair Market Value" shall mean the fair market value proposed by the Neutral Valuation Firm.

     (d) In any case where an investment banking firm is required to render an opinion of fair market value, such opinion shall be rendered within 30 days of being engaged.

     Section 7.2 General Principles of Application. The following principles shall apply generally to any determination of "fair market value" under Section 7.1, whether such determination is made by the Interested Parties or by an investment banking firm:

     (a) "Fair market value" shall mean the price at which the property in question would change hands between a willing buyer and a willing seller, neither being under any compulsion and both having reasonable knowledge of the relevant facts, including the relevant regulatory policies and, where the item in question is an interest, or a group of assets used, in a business, such item shall be valued based on its going-concern value.

     (b) Any expected tax benefits of either Interested Party shall be considered in determining "fair market value."

     (c)  In computing the "fair market value" of a Unit or group of Units, such values shall be determined by reference to the "fair market value" of the Company and the presence or absence of voting or control rights shall be ignored.

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

     (d) Except as otherwise expressly provided in this Agreement, all property will be valued on a stand-alone basis without regard to any expected cost savings or other synergies resulting from any proposed transaction. Notwithstanding the foregoing, (i) if as a result of the failure of a Putting GridAmerica Company to include in its Contributed Transmission Facilities all Transmission Facilities necessary or reasonably appropriate to operate the Contributed Transmission Facilities in the manner in which such Transmission
Facilities were operated immediately prior to the determination of the "fair market value" of such Transmission Facilities, the cost to the Company of replacing those omitted Transmission Facilities shall be taken into account in determining "Fair Market Value" and (ii) the economic and operational effect of any assets or contractual arrangements for the provision of services offered by a Putting GridAmerica Company in connection with the exercise of any Put Right shall be taken into account in determining the "fair market value" of any Contributed Transmission Facilities.

     Section 7.3 General Principles of Application. When the "Fair Market Value" to be determined is in connection with a contribution of assets to the Company by the Managing Member or one of its Affiliates, the Members other than the Managing Member and its Affiliates acting collectively will represent the interests of the Company in such valuation process.

                                  ARTICLE VIII

                             ADMISSION REQUIREMENTS

     Section 8.1 Admission Requirements. Any successor owner (other than the Company and its subsidiaries) of any of the GridAmerica Transmission Facilities (whether by assignment, operation of law or otherwise) shall be entitled to become a GridAmerica Company by becoming a party to the Operation Agreement in accordance with its terms and by agreeing to be bound by the terms of this Agreement. Any Person that acquires any Units from a GridAmerica Company (whether by assignment, operation of law or otherwise) shall be entitled to become a GridAmerica Company by agreeing to be bound by the terms of this Agreement. The Company may permit, in its discretion, any owner of other
Transmission Facilities that becomes party to the Operation Agreement in accordance therewith to become a GridAmerica Company, and the Company shall, and the Initial Member, in its capacity as the Managing Member shall, in any event, cause each such Person, as a condition to becoming a party to the Operation Agreement, to agree to be bound by the terms of Section 2.2(e) of this Agreement, in each case, by complying with any terms and conditions for becoming a participant in the GridAmerica ITC approved by Commission and by agreeing to be bound by the terms of this Agreement and such Section 2.2(e). For the avoidance of doubt, a Person that becomes an GridAmerica Company pursuant hereto that is not also a party to the Operation Agreement shall have no rights or obligations under Section 2.2(e).

                                   ARTICLE IX

                         REPRESENTATIONS AND WARRANTIES

     Section 9.1 Representations and Warranties Concerning the Company. In order to induce the GridAmerica Companies to enter into this Agreement, the Company, the Initial

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

Member and NGUSA hereby jointly and severally represent and warrant that the statements contained in this Section 9.1 are true and correct.

     (a) Organization and Standing. The Company is a Delaware limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease, use and operate its properties and to conduct its business as and where owned, leased, used, operated and conducted.

     (b) Corporate Power and Authority. Subject to the receipt by the Company, the Initial Member and NGUSA of any Required Consents required by it, the Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, subject to the receipt by the Company, the Initial Member and NGUSA of any Required Consents required by it, constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

     (c) Conflicts; Consents. Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby:

          (1) will violate, conflict with, or result in a breach of any provision of its certificate of organization or the LLC Agreement; or

          (2) will violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise, would constitute a default) under, require any consent under, or entitle any Person (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, modify or call a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company, under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which the Company is a party, the effect of which will have or is reasonably likely to have, a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Company.

     (d) Approvals. Subject to the receipt by the Company, the Initial Member and NGUSA of any Required Consents required by it, all authorizations of and exemptions, actions or approvals by, and all notices to or filings with, any federal Governmental Authority that are required to have been obtained or made by the Company, the Initial Member and/or NGUSA, as the case may be, in connection with the execution and delivery of this Agreement have been obtained or made and are in full force and effect, and all conditions of any such authorizations, exemptions, actions or approvals have been complied with.

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

     Section 9.2 Representations and Warranties Concerning the Initial Member. In order to induce the GridAmerica Companies to enter into this Agreement, NGUSA and the Initial Member hereby jointly and severally represent and warrant that the statements contained in this Section 9.2 are true and correct.

     (a) Organization and Standing. The Initial Member is a limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease, use and operate its properties and to conduct its business as and where owned, leased, used, operated and conducted.

     (b) Corporate Power and Authority. Subject to the receipt by the Company, the Initial Member and NGUSA of any Required Consents required by it, the
Initial Member has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Initial Member. This Agreement has been duly executed and delivered by the Initial Member and, subject to the receipt by the Company, the Initial Member and NGUSA of any Required Consents required by it, constitutes the legal, valid and binding obligation of the Initial Member, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

     (c) Conflicts; Consents. Neither the execution and delivery of this Agreement by the Initial Member nor the consummation of the transactions contemplated hereby:

          (1) will violate, conflict with, or result in a breach of any provision of its organizational documents; or

          (2) will violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise, would constitute a default) under, require any consent under, or entitle any Person (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, modify or call a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Initial Member, under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which the Initial Member is a party, the effect of which will have or is reasonably likely to have, a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Initial Member.

     (d) Approvals. Subject to the receipt by the Company, the Initial Member and NGUSA of any Required Consents required by it, all authorizations of and exemptions, actions or approvals by, and all notices to or filings with, any federal Governmental Authority that are required to have been obtained or made by the Company, the Initial Member and/or NGUSA, as the case may be, in connection with the execution and delivery of this Agreement have been obtained or made and are in full force and effect, and all conditions of any such authorizations, exemptions, actions or approvals have been complied with.

     Section 9.3 Representations and Warranties of GridAmerica Companies. In order to induce the Company, the Initial Member and NGUSA to enter into this Agreement, each GridAmerica Company hereby represents and warrants severally as to itself, and not jointly and severally as to any other GridAmerica Company, that the statements contained in this Section 9.3 are true and correct.

     (a) Organization and Standing. Such GridAmerica Company is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease, use and operate its properties and to conduct its business as and where owned, leased, used, operated and conducted.

     (b) Corporate Power and Authority. Subject to the receipt by such GridAmerica Company of any Required Consents required by it, such GridAmerica Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such GridAmerica Company. This Agreement has been duly executed and delivered by such GridAmerica Company and, subject to the receipt by such GridAmerica Company of any Required Consents required by it, constitutes the legal, valid and binding obligation of such GridAmerica Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

     (c) Conflicts; Consents. Neither the execution and delivery of this Agreement by such GridAmerica Company nor the consummation of the transactions contemplated hereby:

          (1) will violate, conflict with, or result in a breach of any provision of its organizational documents; or

          (2) will violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise, would constitute a default) under, require any consent under, or entitle any Person (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, modify or call a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of such GridAmerica Company, under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which such GridAmerica Company is a party, the effect of which will have or is reasonably likely to have, a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of such GridAmerica Company.

     (d) Approvals. Subject to the receipt by such GridAmerica Company of any Required Consents required by it, all authorizations of and exemptions, actions or approvals by, and all notices to or filings with, any federal Governmental Authority that are required to have been obtained or made by such GridAmerica Company in connection with the execution and delivery of this Agreement have been obtained or made and are in full force and effect, and all conditions of any such authorizations, exemptions, actions or approvals have been complied with.

     Section 9.4 Representations and Warranties of NGUSA. In order to induce the GridAmerica Companies to enter into this Agreement, NGUSA hereby represents and warrants that the statements contained in this Section 9.4 are true and correct.

     (a) Organization and Standing. NGUSA is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease, use and operate its properties and to conduct its business as and where owned, leased, used, operated and conducted.

     (b) Corporate Power and Authority. Subject to the receipt by the Company, the Initial Member and NGUSA of any Required Consents required by it, NGUSA has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of NGUSA. This Agreement has been duly executed and delivered by NGUSA and, subject to the receipt by the Company, the Initial Member and NGUSA of any Required Consents required by it, constitutes the legal, valid and binding obligation of NGUSA, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

     (c) Conflicts; Consents. Neither the execution and delivery of this Agreement by NGUSA nor the consummation of the transactions contemplated hereby:

          (1) will violate, conflict with, or result in a breach of any provision of its organizational documents; or

          (2) will violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with the giving of notice, the passage of time or otherwise, would constitute a default) under, require any consent under, or entitle any Person (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, modify or call a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of NGUSA, under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which NGUSA is a party, the effect of which will have or is reasonably likely to have, a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of NGUSA.

     (d) Approvals. Subject to the receipt by the Company, the Initial Member and NGUSA of any Required Consents required by it, all authorizations of and exemptions, actions or approvals by, and all notices to or filings with, any federal Governmental Authority that are required to have been obtained or made by the Company, the Initial Member and/or NGUSA, as the case may be, NGUSA in connection with the execution and delivery of this Agreement have been obtained or made and are in full force and effect, and all conditions of any such authorizations, exemptions, actions or approvals have been complied with.

     (e) NGUSA Business Strategy. NGUSA is involved in the ownership and operation of transmission and distribution properties and seeks to further its overall business strategy by acquiring, owning and operating transmission and distribution properties, and divesting or otherwise disposing of electric generation businesses and assets or obligations relating thereto.

                                    ARTICLE X

                                    COVENANTS

     Section 10.1 NGUSA Covenants. NGUSA hereby agrees for the benefit of the GridAmerica Companies, that for so long as the Initial Member is the Managing Member, NGUSA will:

     (a) Maintain, and cause the Initial Member to maintain, Non-Market Participant status except to the extent that the failure of NGUSA or the Initial Member to maintain Non-Market Participant status occurs as a result of a change in applicable Law, in which case NGUSA shall take or shall cause the Initial Member to take commercially reasonable steps to regain Non-Market Participant status so long as the cost thereof is not material. To the extent that the pursuit by NGUSA of its transmission and distribution strategy could reasonably be expected to result in the loss by NGUSA or the Initial Member of Non-Market Participant status, NGUSA shall (i) propose to the Commission to take, or cause to be taken, commercially reasonable mitigation measures to maintain Non-Market Participant status, (ii) if NGUSA reasonably believes that the Commission is not likely to accept such mitigation measures, so notify the GridAmerica Companies, such notice to be given at least one hundred and fifty (150) days prior to the date that NGUSA or the Initial Member expects NGUSA and/or the Initial Member, as the case may be, to lose Non-Market Participant status and, if after delivery of such notice, the GridAmerica Companies so request, undertake, at its expense, to identify a new Managing Member which is willing to replace the Initial Member on substantially the same terms as are set forth in the ITC Agreements or otherwise propose alternate means of maintaining the independent management of GridAmerica ITC and (iii) shall not deliver any notice of resignation pursuant to Section 2.2(c)(v) prior to the date that is ninety (90) days after the date of the delivery of any notice given as required by the foregoing clause (ii). Anything in this Section 10.1(a) to the contrary notwithstanding, nothing in this Section 10.1(a) shall be deemed to prohibit the right of the Initial Member to resign as permitted by Section 2.2(c).

     (b) Neither (i) permit the Initial Member, legally or beneficially, to own any assets or incur any liabilities, or to engage in any business, other than as may relate to or arise out of the ownership of Units, the business of the Company and the fulfillment by the Initial

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Member of its  obligations  as Managing  Member nor (ii) permit any Affiliate of the Initial Member (other than the Company or any subsidiary of the Company) to own any assets necessary or desirable for, or otherwise appropriate to, the
operation  of  the  Company,   including  any  System-Wide  Assets.   Except  as
contemplated by the proviso in the immediately preceding sentence, if the Initial Member or any NGUSA Affiliate (other than the Company or any subsidiary of the Company) acquires any assets of the type referred to in clause (ii) of the proceeding sentence, NGUSA shall cause such Person to promptly transfer such assets to the Company.

     (c) Not enter into, or permit any NGUSA Affiliate or the Company to enter into any agreement which prohibits or restricts the right to remove the Initial Member for Cause pursuant to Section 6.1 (b) of the LLC Agreement or the purchase of the Equity Interests or asset and liabilities of the Initial Member pursuant to Section 2.1(e), except in compliance with Section 6.2(g) of the LLC Agreement.

     (c) Promptly cause the Initial Member to resign as Managing Member, such resignation to be deemed "removal" for all purposes of the Transaction
Agreements, if (i) a Super Majority of Transmission Owners delivers to the Initial Member and NGUSA written notice for the removal of the Managing Member in accordance with Section 6.1(b)(ii) of the LLC Agreement or Section 4.4.3 of the Operation Agreement and (ii) either NGUSA does not contest such removal within thirty (30) days or a binding determination that grounds for such removal exist has been made pursuant to Article XII, Article X of the LLC Agreement or
Article VI of the Operation Agreement.

     (e) Cause (i) the Initial Member to be a direct or indirect wholly-owned subsidiary of NGUSA, (ii) all Units purchased pursuant to Section 3.1(a) to be held by one or more NGUSA Affiliates which are directly or indirectly wholly-owned by NGUSA, and (iii) all Units purchased, pursuant to Section 3.2 to be held by an Affiliated Investor until the date two years after the date of purchase thereof, or the date of the IPO, whichever is earlier.

     (f) Prior to the Transmission Service Date, use commercially reasonable efforts to cause the Initial Member to satisfy all of the conditions necessary to allow the Transmission Service Date to occur as soon as is practicable, but in all events prior to June 30, 2003; and in furtherance thereof, each GridAmerica Company, severally as to itself and not jointly and severally, agrees to use commercially reasonable efforts to cause the Transmission Service Date to occur as soon as practicable, but in all events, prior to such date.

     (g) Not amend, or permit the Initial Member or any Affiliated Investor to amend, the LLC Agreement to amend the definitions of Transaction Agreements, Cause, Gross Negligence, Super Majority of Non-Managing Members or Willful Misconduct or Sections 11.8(e) through (h) of the LLC Agreement without the approval of a Super Majority of Transmission Owners, and until such time as a Super Majority of Non-Managing Members shall have the approval rights contained in Section 6.6(b) of the LLC Agreement, not permit any Affiliated Investor to amend, modify or otherwise supplement or waive any provision of the LLC Agreement in a manner that would alter or change the powers, preferences or rights of a Member (other than the Initial Member) or any other Person that has the right to become a Member pursuant to this Agreement (assuming for purposes of this Subsection 10.1(8) that such other

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

Person has become a Member) so as to adversely affect such Member's or such other Person's powers, preferences or rights as a Member thereunder or the effect of which is (A) that the Company is able to enter into or engage in a transaction, contract, agreement or arrangement that would have contravened the LLC Agreement prior to such amendment or (B) would impair the ability of the Company to carry out its Permitted Purposes.

     (h) Not permit the Initial Member to make any distribution to the holders of, or redemption of, the Equity Interests of the Initial Member or make any loans to NGUSA or any Affiliated Investor unless, prior to such distributions, redemptions or loans, NGUSA notifies each GridAmerica Company and each Member of such distribution, redemption or loan and agrees in an agreement reasonably satisfactory to a Super Majority of Transmission Owners (the "Equity Contribution Agreement") to cause the Person(s) who own the Initial Member to make, at the written request of the Company, any GridAmerica Company or any Member, a capital contribution or other equity contribution to the Initial Member in an amount equal to the lesser of (i) $25,000,000, (ii) the aggregate amount of such distributions, redemptions and loans and (iii) any unsatisfied liability of the Initial Member to the Company or any GridAmerica Company incurred as a result of the indemnity obligation of the Initial Member pursuant to Section 11.8(e) of the LLC Agreement or as a result of the Gross Negligence or Willful Misconduct of the Initial Member. The Equity Contribution Agreement shall provide that NGUSA shall cause such capital contribution or other equity contribution to be (A) made to the Initial Member and (B) used by the Initial Member solely for purposes of satisfying such liabilities of the Initial Member.

     Section 10.2 GridAmerica Company Covenants. Each GridAmerica Company, severally as to itself and not jointly and severally, hereby covenants for the benefit of NGUSA that: (a) it will not, and will not permit any of its majority owned subsidiaries to, purchase or hold any securities of The National Grid Group, PLC for so long as any Affiliate of NGUSA is the Managing Member and (b) no later than 35 days after the Commission issues one or more Final Orders, it shall notify the Company in writing whether or not such Final Orders constitute an Approval Order.

     Section 10.3 Rights of Transmission Owners Under the Operation Agreement. The Parties agree that the Non-Divesting GridAmerica Companies (i) shall be parties in interest in respect of any dispute concerning the removal of the Managing Member pursuant to Sections 6.1(b)(ii) and 10.3 of the LLC Agreement and (ii) shall have the right to cause the Company to enforce the indemnity obligation of the Initial Member pursuant to Section 11.8(e) of the LLC Agreement or the liability of the Initial Member based on its Gross Negligence or Willful Misconduct to the extent necessary to allow the Non-Divesting GridAmerica Companies to enforce and collect on their indemnity claims against the Company under the Operation Agreement and to enforce the rights of the Company in any Equity Contribution Agreement (including the right to require National Grid USA to cause the Persons who own the Initial Member to make capital or equity contributions to the Initial Member pursuant to such Section 10.1(h)).

     Section 10.4 Party Covenants. Each Party that is or becomes a Member shall not, and shall cause its Affiliates that are Members not to, amend the LLC Agreement to amend the definitions of ITC Agreements, Cause, Gross Negligence, Super Majority of Non-Managing

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Members  or  Willful  Misconduct  or  Sections  11.8(e)  through  (h) of the LLC
Agreement without the approval of a Super Majority of Transmission Owners.

                                   ARTICLE XI

                     TERMINATION, CERTAIN WITHDRAWAL RIGHTS

     Section 11.1 Termination of Agreement; Effect of Termination.

     (a) If the Transmission Service Date has not occurred on or before June 30, 2003, any Party may, upon thirty (30) days prior written notice to the other Parties, cause the GridAmerica ITC to terminate.

     (b) This Agreement may be terminated as to any GridAmerica Company (i) pursuant to Section 5.7 or (ii) at any time by mutual consent of such GridAmerica Company and the Initial Member. In the event of the termination of this Agreement as to any GridAmerica Company pursuant to this Section 11.1(b), this Agreement shall become void as to such GridAmerica Company and have no further effect, without any liability on the part of any party or its directors, officers or stockholders; provided, however, that no such termination shall release any GridAmerica Company from any liabilities pursuant to Section 2.2(d) or Section 3.4.

     (c) Notwithstanding the foregoing, nothing contained in this Section 11.1 shall relieve any party to this Agreement of liability for a breach of any provision of this Agreement.

                                   ARTICLE XII

                               DISPUTE RESOLUTION

     Section 12.1 Negotiations. If a dispute between any two or more Parties arises out of or relates to this Agreement, any such Party may notify each other Party that it intends to initiate the dispute resolution procedures set forth herein. Immediately upon the receipt of such notice, the Party sending the notice and each other Party receiving the notice shall refer such dispute to a senior executive officer (the "SEOs") of each such Party for consultation and advice prior to the commencement of the arbitration proceedings. The SEOs shall meet in person or by teleconference as soon as mutually practicable to consider such matters. If the SEOs fail to resolve such dispute within thirty (30) days of such notice being sent, any Party to the dispute or controversy may declare the consultation procedure set forth in this Section 12.1 terminated and refer the dispute to arbitration pursuant to Section 12.2.

     Section 12.2 Arbitration. If a dispute between any two or more Parties arises out of or relates to this Agreement or to the relationship between the Parties created by this Agreement, and such Parties have not successfully resolved such dispute through negotiation on or before the thirtieth (30th) day following the notice referred to in Section 12.1, then such dispute shall be resolved according to this Section 12.2. If such dispute is subject to the jurisdiction of the Commission, then any Party to the dispute may, within sixty
(60) days of the notice  referred to in

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

Section 12.1, bring such dispute before the Commission for resolution. If no Party brings the dispute before the Commission within sixty (60) days of the notice referred to in Section 12.1, or if the dispute is not subject to the jurisdiction of the Commission, then such dispute shall be resolved by binding arbitration ("Arbitration") under the following provisions.

     (a) All Claims To Be Arbitrated. Except as provided in the immediately preceding sentence and in Section 7.1 and 12.2(1), any and all claims, counterclaims, demands, causes of action, disputes, controversies and other matters in question arising out of or relating to this Agreement, any provision hereof, the alleged breach hereof, or in any way relating to the subject matter hereof or the relationship between the Parties created hereby, involving the Parties ("Claims") shall be finally resolved by binding arbitration by a panel of arbitrators under the Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") to the extent not inconsistent with the provisions of this Agreement, regardless of whether some or all of such Claims allegedly (i) are extra-contractual in nature, (ii) sound in contract, tort, or otherwise, (iii) are provided by federal or state statute, common law or otherwise or (iv) seek damages or any other relief, whether at law, in equity or otherwise.

     (b) Referral of Claims to Arbitration. Subject to Section 12.1, one or more Parties may refer a Claim to arbitration (the "Claimant Party") by providing notice (an "Arbitration Notice") to each other Party or Parties against which the Claim is asserted (whether one or more parties, the "Respondent Party") in the manner set forth in the Arbitration Rules. The Arbitration Notice must include a general description of the Claim and shall identify all Respondent Parties and the reasons for asserting the Claim against each Respondent Party. The Arbitration is commenced between the Claimant Party and the Respondent Party ("Dispute Parties") by sending the Arbitration Notice to the Respondent Party.

     (c) Stay for Commission Proceedings; Effect of Commission Orders. Following commencement of the Arbitration, if a Party other than a Dispute Party institutes a proceeding before the Commission that involves one or more of the Dispute Parties and the relief sought in that proceeding would require the Commission to resolve one or more issues presented in the Arbitration (a "Related Proceeding"), then the Dispute Parties agree that the Arbitration shall be stayed during the pendency of such Related Proceedings. The Dispute Parties further agree that the Commission's resolution in Related Proceedings of any issue that is also presented in the Arbitration shall be and is final and binding as to that issue in the Arbitration.

     (d) Number and Qualification of Arbitrators. The panel of arbitrators (the "Panel") shall consist of three arbitrators appointed in accordance with this
Section 12.2 and the Arbitration Rules. Arbitrators shall meet the qualifications for arbitrators established by the AAA and, in addition, shall have significant experience in the electric industry and/or significant experience as an arbitrator in complex commercial matters. The arbitrators shall each take an oath of neutrality.

     (e) Appointment of Arbitrators. By the fifteenth (15th) day following the day on which the Arbitration Notice is sent to the Respondent Party, the Claimant Party shall submit its appointment of the first arbitrator to the Respondent Party and the AAA. If the Claimant Party consists of more than one Party, then those Parties shall jointly appoint the first arbitrator. By the fifteenth (15th) day following the appointment of the first arbitrator, the Respondent Party shall submit its appointment of the second arbitrator to the Claimant Party and the AAA. If the Respondent Party consists of more than one Party, then those Parties shall jointly appoint the

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

second arbitrator. The two arbitrators appointed by the Dispute Parties shall appoint a third arbitrator, who shall be the chairperson of the Panel, by the fifteenth (15th) day following the appointment of the second arbitrator. If the second arbitrator has not been appointed by the fifteenth (15th) day following the appointment of the first arbitrator, or if the first two arbitrators have not appointed the third arbitrator by the fifteenth (15th) day following the appointment of the second arbitrator, any Dispute Party may request the AAA to appoint the arbitrator(s) in question. If any arbitrator resigns, becomes incapacitated, or otherwise refuses or fails to serve or to continue to serve as an arbitrator, the Dispute Party or arbitrators entitled to designate that arbitrator shall promptly designate a successor. In the event that either of the Claimant Party or the Respondent Party consist of more than one Party and those Parties are unable to agree on the appointment of an arbitrator, then all three arbitrators shall be appointed by the AAA; provided, however, that the arbitrators so appointed shall meet the qualifications set forth in Section 12.2(d).

     (f) Governing Law. In deciding the substance of the Parties' Claims, the arbitrators shall first rely upon the provisions of this Agreement and shall then apply the substantive laws governing this Agreement pursuant to Section 13.7.

     (g) Powers of the Arbitrators; Limitations On Remedies. The validity, construction and interpretation of this agreement to arbitrate, and all procedural aspects of the arbitration conducted pursuant to this agreement to arbitrate, including the determination of the issues that are subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, allegations of "fraud in the inducement" to enter into this Agreement or this arbitration provision, allegations of waiver, laches, delay or other defenses to arbitrability, and the rules governing the conduct of the arbitration (including the time for filing an answer, the time for the filing of counterclaims, the times for amending the pleadings, the specificity of the pleadings, the extent and scope of discovery, the issuance of subpoenas, the times for the designation of experts, whether the arbitration is to be stayed pending resolution of related litigation involving third parties not bound by this arbitration agreement, the receipt of evidence and the like), shall be decided by the arbitrators to the extent not provided for in this Article XII. The arbitrators shall decide the Claims based on this Agreement, the Arbitration Rules, and the governing law, and not ex aqueo et bono, as amiable compositeurs, or in equity. The arbitrators shall not have the power to award any of those remedies which are precluded by Section 13.14(b). The arbitrators shall have the power to enter such interim orders as they deem necessary, including orders to preserve the subject matter of the Claim or to preserve or adjust the status of the Parties pending resolution of the Claim in the Arbitration. The chairperson is empowered to issue interim orders on his own authority in emergency situations and where necessary to ensure the efficient administration of the Arbitration on application from a Dispute Party, which orders shall remain in effect until a meeting of all arbitrators may be convened to consider the application. The arbitrators shall have the power to assess the attorneys' fees, costs and expenses of the Arbitration (including the arbitrators' fees and expenses) against one or more of the Parties in whatever manner or allocation the arbitrators deem appropriate.

     (h) Venue; Procedural Issues. The seat of the Arbitration shall be New York, New York, or such other place as the Dispute Parties may agree. The arbitrators shall set the date, the time and the place of the hearing, which must commence on or before the one hundred twentieth (120th) day following the designation of the third arbitrator. All decisions of the three

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

arbitrators shall be made by majority vote. In determining the extent of discovery, the number and length of depositions and all other pre-hearing matters, the arbitrators shall endeavor, to the extent possible, to streamline the proceedings and minimize the time and cost of the proceedings. There shall be no transcript of the hearing. The final hearing shall not exceed ten (10) business days, with the Claimant Party and Respondent Party each granted one-half of the allocated time to present its case to the arbitrators. All proceedings conducted hereunder and the decision of the arbitrators shall be kept confidential by the arbitrators, the AAA and any Persons participating in the Arbitration, except that the confidentiality obligations of the Parties shall be governed by Section 13.9.

     (i)  Additional  Claims.  After the Arbitration has commenced and the Panel has been appointed, if a further Claim arises under this Agreement that is not successfully settled pursuant to Section 12.1, and the further Claim (an "Additional Claim") is related to the Claim in the Arbitration or involves the same Dispute Parties, then any Party to the Additional Claim may ask the Panel to accept jurisdiction over the Additional Claim and include it in the Arbitration by submitting an Arbitration Notice in the manner set forth in
Section 12.2(b) (an "Additional Arbitration Request") and submitting a concurrent request to the Panel to accept the Additional Claim. The Parties agree that the Panel should accept jurisdiction over an Additional Claim if the resolution of the Claim before the Panel will involve some or all of the same legal and factual issues presented by the Additional Claim or if accepting jurisdiction over the Additional Claim would facilitate or help minimize the costs of resolving the disputes at issue and not unduly delay the Arbitration. The Parties agree, however, that the Panel alone shall determine whether it should accept jurisdiction over an Additional Claim and that its determination shall be final and unappealable. If the Panel refuses jurisdiction over the Additional Claim, then the Additional Arbitration Request shall constitute a separate request for arbitration, which shall proceed independently and under this Section 12.2 as if filed on the date the Panel denied the request to accept jurisdiction. So long as there is no pending Additional Arbitration Request to the Panel to accept jurisdiction, any Party to an Additional Claim may commence a separate arbitration proceeding in the manner set forth in this Section 12.2.

     (j) Arbitration Awards. The arbitrators shall render their award on or before the thirtieth (30th) day following the last session of the hearing fully resolving all Claims that are the subject of the Arbitration. The award shall be in writing, shall give reasons for the decision(s) reached by the arbitrators and shall be signed and dated by the arbitrators, and a copy of the award shall be delivered to each of the Dispute Parties. A Party against which the award assesses a monetary obligation or enters an injunctive order shall pay that obligation or comply with that order on or before the thirtieth (30th) calendar day following the receipt of the award or by such other date as the award may provide. Any award of the arbitrators shall be consistent with the limitations and terms of this Agreement. The arbitrators' award may be confirmed in, and judgment upon the award entered by, any court having jurisdiction over the Parties.

     (k) Binding Nature. The decisions of the arbitrators shall be final and binding on the Parties and non-appealable to the maximum extent permitted by Law.

     (l) Assistance of Courts. It is the intent of the Parties that the Arbitration shall be conducted expeditiously, without initial recourse to the courts and without interlocutory appeals of the arbitrators' decisions to the courts. Notwithstanding any other provision of this

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Agreement,  however,  a  Party  may  seek  court  assistance  in  the  following circumstances: (i) if a Party refuses to honor its obligations under this agreement to arbitrate, any other Party may obtain appropriate relief compelling arbitration in any court having jurisdiction over the refusing Party, and the order compelling arbitration shall require that the arbitration proceedings take place in Washington, D.C., and in the manner specified herein, (ii) a Dispute Party may apply to any state or federal court having relevant jurisdiction for orders requiring witnesses to obey subpoenas issued by the arbitrators, including requests for documents, and (iii) a Party may apply at any time before or during the Arbitration to any court having relevant jurisdiction for an order preserving the status quo ante and/or evidence in anticipation of arbitration (for avoidance of doubt, preservation of the status quo ante includes an order compelling a Party to continue to fulfill an obligation under this Agreement or to refrain from taking an action that would constitute a default under this Agreement; for further avoidance of doubt, such an application to the courts is not intended to and does not constitute waiver of the right to arbitrate Claims, nor does it refer any Claim to court for decision). The Parties agree to comply with any interim order issued by the arbitrators or by the chairperson. Any and all of the arbitrators' orders and decisions, including interim orders, may be enforced by any state or federal court having jurisdiction. Each Party agrees that arbitration pursuant to this Section 12.2 shall be the exclusive method for resolving all Claims and that it will not commence an action or proceeding, except as provided in this Section 12.2.

     Section 12.3 Arbitration of Certain Claims Regarding Removal of Managing Member. If a Super Majority of Transmission Owners shall have attempted to remove the Managing Member for Cause pursuant to Section 6.1(b)(ii) of the LLC Agreement, and the Managing Member disputes whether Cause for removal exists (a "Removal Claim"), Section 10.1(d) of this Agreement or Section 4.4.3 of the Operation Agreement, then the issue of whether Cause exists immediately shall be referred to and resolved by binding arbitration ("Removal Arbitration") according to this Section 12.3. The Removal Claim shall be finally resolved by one arbitrator appointed in accordance with this Section 12.3 and the Arbitration Rules to the extent not inconsistent with the provisions of this Agreement. The Expedited Procedures of the Arbitration Rules shall be used unless the arbitrator determines that they would be inappropriate. The arbitrator shall take an oath of neutrality.

     (a) Application to Removal Claim; Relation to Other Claims. Any dispute other than a Removal Claim must be resolved in a separate Arbitration pursuant to Section 12.2. A Removal Arbitration may not be joined to or consolidated with an Arbitration without the consent of all parties in the Removal Arbitration and the Arbitration(s). The decision of the arbitrator on a Removal Claim shall be final and conclusive and bind any arbitrators in an Arbitration commenced under
Section 12.2.

     (b) Referral of Claims to Arbitration. A Managing Member who receives a written notice of removal as contemplated in Section 6.1(b)(ii) of the LLC Agreement, Section 10.1(d) of this Agreement or Section 4.4.3 of the Operation Agreement (a "Removal Notice"), and who disputes that Cause for removal exists or a Member or NDTO upon receipt of notice from the Managing Member that it disputes that Cause exists (the "Removal Claimant"), may refer a Removal Claim to Removal Arbitration by providing notice (a "Notice of Removal Dispute") to the Managing Member, all Members and all NDTOs that are not the Removal Claimant (whether one or more parties, the "Removal Respondent Party"), in the manner set

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

forth in the Arbitration Rules. The Notice of Removal Dispute also must contain a list of five (5) proposed arbitrators. The Removal Arbitration is commenced between the Removal Claimant and the Removal Respondent Party ("Removal Dispute Parties") by sending the Notice of Removal Dispute to the Removal Respondent Party.

     (c) Appointment of Arbitrator. Within ten (10) days of delivery of the Notice of Removal Dispute, the Removal Respondent Party shall deliver to the Removal Claimant and the AAA a list of five (5) proposed arbitrators. If the lists provided by the Removal Claimant and the Removal Respondent Party both contain a common proposed arbitrator, such person shall be selected as arbitrator; otherwise, the AAA shall appoint the arbitrator according to the procedures contained in the Arbitration Rules. If the arbitrator resigns, becomes incapacitated, or otherwise refuses or fails to serve or to continue to serve as an arbitrator, the Removal Dispute Parties shall promptly designate a successor using the procedures established in this Section 12.3. An arbitrator appointed pursuant to this Section 12.3(c) may not also be appointed as an arbitrator pursuant to Section 12.2.

     (d) Governing Law. In deciding the substance of the Removal Claims, the arbitrator shall first rely upon the provisions of this Agreement and shall then apply the substantive laws governing this Agreement pursuant to Section 13.7.

     (e) Powers of the Arbitrators; Limitations On Remedies. The arbitrator in a Removal Arbitration shall decide solely the Removal Claim, and shall have no power to decide any other Claim. The arbitrator shall decide the Removal Claim based on this Agreement, the Arbitration Rules, and the governing law, and not ex aqueo et bono, as amiable compositeur, or in equity. The arbitrator shall have the power to assess the attorneys' fees (in accordance with Section 13.10), costs and expenses of the Removal Arbitration (including the arbitrators' fees and expenses) against one or more of the Parties in whatever manner or allocation the arbitrator deems appropriate.

     (f) Venue; Procedural Issues. The seat of the Removal Arbitration shall be New York, New York, or such other place as the Removal Dispute Parties may agree. The arbitrator shall set the date, the time and the place of the hearing, which must commence on or before the thirtieth (30th) day following the appointment of the arbitrator. There shall be no transcript of the hearing. The final hearing shall not exceed ten (10) business days, with the Removal Claimant and Removal Respondent Party each granted one-half of the allocated time to present its case to the arbitrator. All proceedings conducted hereunder and the decision of the arbitrator shall be kept confidential by the arbitrator, the AAA and any Persons participating in the Removal Arbitration.

     (g) Arbitration Awards. The arbitrator shall render his award on or before the tenth (10th) day following the hearing(s) on the Removal Claim. The award shall be in writing, shall give a reasonably detailed description of the reasons for the decision(s) reached by the arbitrator and shall be signed and dated by the arbitrator, and a copy of the award shall be delivered to each of the Removal Dispute Parties. Any award of the arbitrator shall be consistent with the limitations and terms of this Agreement. The arbitrator's award may be confirmed in, and judgment upon the award entered by, any court having jurisdiction over the Parties.

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

                                  ARTICLE XIII

                                  MISCELLANEOUS

     Section 13.1 Notices. Every notice, request, or other statement to be made or delivered to a Party pursuant to this Agreement shall be directed to such Party's representative at the address or facsimile number for such Party set forth on Schedule B or to such other address or facsimile number as the Party may designate by written notice to each other Party from time to time. All notices or other communications required or permitted to be given pursuant to this Agreement must be in writing and will be considered as properly given if sent by facsimile transmission (with confirmation notice sent by first class mail, postage prepaid), by reputable nationwide overnight delivery service that guarantees next business day delivery, by personal delivery, or, if mailed from within the United States, by first class United States mail, postage prepaid, registered or certified with return receipt requested. Any notice hereunder will be deemed to have been duly given (i) on the date personally delivered, (ii) when received, if sent by certified or registered mail, postage prepaid, return receipt requested or if sent by overnight delivery service; and (iii) if sent by facsimile transmission, on the date sent, provided confirmation notice is sent by first-class mail, postage prepaid promptly thereafter.

     Section 13.2 Entire Agreement; Amendments. This Agreement constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements, representations and understandings, written or oral, pertaining thereto, including that certain letter of intent dated as of June 20, 2002 among NGUSA and the Original GridAmerica Companies. No amendment to or modification, termination or waiver of or under any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company, NGUSA, the Initial Member and one or more GridAmerica Companies owning Transmission Facilities subject to the Functional Control of the Company with a Net Plant of at least 66.67% of the aggregate Net Plant of all GridAmerica Companies' Transmission Facilities subject to the Functional Control of the Company (for purposes of this Section 13.2, an GridAmerica Company that is a Member shall be deemed to own Transmission Facilities equal to the Transmission Facilities owned by the Company multiplied by such Member's Percentage Interest); provided, however, that (i) any amendment, modification, termination or waiver that adversely affects a specific Party must also be approved in writing by such Party and (ii) a waiver by a Party as to only its rights may be granted by such Party; provided, further, that any amendment to Section 6.13 which does not deprive a Party of the essential benefits of Article VI shall not be deemed to adversely affect such Party.

     Section 13.3 Effect of Waiver. No waiver by a Party of any one or more defaults by another Party in the performance of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of alike or different character.

     Section 13.4 Not for the Benefit of Third Parties; No Partnership. This Agreement is intended to be solely for the benefit of the Parties, their successors and permitted assignees and is not intended to and shall not confer any rights or benefits on any Person not a signatory hereto. This Agreement is not intended, and shall not be construed, interpreted or applied, to create a partnership or joint venture, among the Parties.

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

     Section 13.5 No Assignment;  Binding Effect. Except as provided in Sections
5.5 and 8.1 or in connection with an assignment to lenders, neither this Agreement nor any right, interest or obligation hereunder may be assigned by any Party hereto without the prior written consent of each other Party hereto and any attempt to do so will be void, except for assignments and transfers by operation of law. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties hereto and their respective successors and assigns.

     Section 13.6 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of that provision in any other jurisdiction.

     Section 13.7 Governing Law; Waiver of Jury Trial. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THAT WOULD REQUIRE THE LAW OF ANOTHER JURISDICTION TO APPLY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTEND PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 13.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, notwithstanding that all of the Parties are not signatories to the original or to the same counterpart.

     Section 13.9 Confidentiality. The following provisions set forth the obligations arising out of the disclosure of Confidential Information by a Party (the "Disclosing Party") to another Party (the "Recipient" or "Recipients") under this Agreement.

     (a) Agreement of Non Disclosure and Non-Use. In consideration of the disclosure by a Disclosing Party to a Recipient of Confidential Information, the Recipient and its officers, directors, partners, employees, Affiliates, agents, representatives, outside auditors, attorneys, and any Third Party Recipient who have access to the Confidential Information (collectively, "Representatives"):

          (1) shall keep Confidential information confidential and will not, without the prior written consent of such Disclosing Party or as allowed by this Agreement, disclose Confidential Information to other Persons; and

          (2) shall not use Confidential Information other than for purposes legitimately related to the operation of the business of the Company and/or GridAmerica ITC, including ("Approved Uses"); provided, however, that subject to any applicable copyright rights of the Company, nothing contained herein shall limit the right of the Managing Member or any of its Representatives from using any Confidential Information of the Company or disclosed to the Company by any GridAmerica Company consisting of methods, techniques, rate design and other similar Confidential Information that relates to the electric transmission industry generally, and not to the business of a particular GridAmerica Company (but excluding any software developed by the Company or any GridAmerica Company, and excluding any Confidential Information of an GridAmerica Company marked "proprietary" by such GridAmerica Company), for other than Approved Users which are not in competition with the Company. Each Recipient agrees to transmit the Confidential Information of a Disclosing Party only to such of the Recipient's Representatives who need to know the Confidential Information for the purpose of assisting the Recipient in Approved Uses, and who are informed of the provisions of this Section 13.9. A Recipient shall be fully liable for any breach of this Agreement by its Representatives and agrees, at its sole expense, to take reasonable measures to restrain its Representatives from prohibited or unauthorized disclosure or use of the Confidential Information.

     (b) Disclosure Required by Subpoena, Law, Litigation or Legal Process. If any portion of Confidential Information is required to be disclosed by subpoena, Law, litigation, arbitration or similar legal process, or to a Governmental Authority, the Recipient will promptly inform the Disclosing Party of the existence, terms and circumstances surrounding such request before any such disclosure is required so as to allow the Disclosing Party to protect the Confidential Information. The Recipient will consult with the Disclosing Party on the advisability of taking legally-available steps to resist or narrow such request. The Disclosing Party may thereafter seek to obtain a protective order, and the Recipient shall cooperate with the Disclosing Party in its efforts to obtain a protective order, to restrict access to, and any use or disclosure of, the Confidential Information, at the expense of the Disclosing Party. Notwithstanding anything else to the contrary contained herein, Confidential Information that is required to be disclosed in the ordinary course of the Company's business to MISO or to the Commission or other Governmental Authority pursuant to Law or the MISO Agreement may be so disclosed without compliance with this Section 13.9(b).

     (c) Disclosure In Connection with Financing Transactions or Transfer of Units. In the event that a Recipient desires to disclose Confidential
Information in connection with a financing or other similar transaction, including as part of the due diligence requested by a proposed counterparty (a "Third Party Recipient"), such Recipient may disclose such Confidential Information to such Third Party Recipient only after receipt by such Recipient from such Third-Party Recipient of a confidentiality agreement containing substantially the terms and conditions set forth in this Section 13.9; provided, however, that no competitively sensitive Confidential Information concerning an GridAmerica Company may be disclosed to any Person that is a direct competitor of such GridAmerica Company without such GridAmerica Company's prior written consent.

     (d) Disclosure in Connection with Dispute. A Recipient may disclose Confidential Information to (i) the Panel in connection with an Arbitration pursuant to Section 12.2, (ii) to the Commission in connection with a Claim being heard by the Commission and (iii) to a court in connection with a dispute being heard by such court; provided, however, that the Recipient shall take reasonable steps to protect the confidentiality of such Confidential Information and, where the Recipient would not be materially adversely affected by its disclosure to the Disclosing Party of its intent to disclose such Confidential Information in

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

connection with a dispute as provided above, the Recipient shall so disclose to the Disclosing Party the Recipient's intent to so disclose such Confidential Information so as to allow the Disclosing Party the opportunity to protect such Confidential Information. In such case, the Recipient shall cooperate with the Disclosing Party in its efforts to obtain a protective order, to restrict access to, and any other use or disclosure of, the Confidential Information.

     (e) Survival of Obligations. The obligations with respect to Confidential Information set forth herein shall survive the termination of this Agreement for five (5) years. Upon the termination of the obligations of this Agreement with respect to an item of Confidential Information, the Recipient shall be free to use and disclose such item of information freely and without any obligation to the Disclosing Party.

     (f) Ownership of Confidential Information. Each Disclosing Party reserves its (and, if applicable, its licensor's) ownership rights in and to its Confidential Information disclosed to a Recipient and only grants a license to use such Confidential Information for the Approved Uses. In addition, each Recipient agrees that it does not acquire any ownership interest in the Confidential Information of any Disclosing Party by virtue of the combination of such Confidential Information with other Confidential Information, including that of the Company.

     Section 13.10 Attorneys' Fees. In any dispute arising hereunder, the party prevailing at final judgment shall be entitled to recover from the other party all of its reasonable attorneys' fees and costs incurred in such a proceeding, in addition to any affirmative or injunctive relief that it may receive.

     Section 13.11 Time is of the Essence. Time is of the essence of each provision of this Agreement.

     Section 13.12 Further Assurances. Each Party agrees that it shall hereafter execute and deliver such further instruments, provide all information, and take or forbear such further acts and things as may be reasonably required and useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the provisions of this Agreement.

     Section 13.13 Late Payments. If a Party does not pay within ten (10) days of the date required hereunder, all or any portion of an amount such Party is required to pay as provided in this Agreement then (i) the amount such owing
Party is required to pay shall bear interest at (A) the sum of (I) a varying rate per annum that is equal to the interest rate publicly quoted by The Wall Street Journal, from time to time as the prime commercial or similar reference interest rate with adjustments in that varying rate to be made on the same date as any change in that rate plus (II) 2% per annum or (B) such lower rate required under applicable Law, compounded annually and (ii) a Party to which payment is due may take any action, at the cost and expense of the owing Party to obtain payment by such owing Party of the portion of such owing Party's payment that is in default, together with interest thereon as provided above.

     Section 13.14 Remedies.

     (a) The Parties agree that a breach of this Agreement by any Party will result in irreparable damage to the other Parties for which no money damages could adequately compensate. In addition to all other remedies to which such other Parties may be entitled at law

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

or in equity, any Party shall be entitled to seek injunctive relief or specific performance to restrain or compel the breaching Party, and each Party expressly waives any claim that an adequate remedy at law exists for such a breach.

     (b) Notwithstanding anything contained in this Agreement to the contrary, no Party shall be liable to any other Party for indirect, consequential, special or punitive damages on account of any action or proceeding brought hereunder or related hereto.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.

                                      GRIDAMERICA LLC
                                      BY GRIDAMERICA HOLDINGS INC., ITS
                                      MANAGING MEMBER


                                      By:      \s\Nicholas P. Winser
                                         ---------------------------------------
                                      Name:       Nicholas P. Winser
                                      Title:      Chief Executive Officer
                                      Date:       February 14, 2003


                                      GRIDAMERICA HOLDINGS, INC.


                                      By:      \s\Nicholas P. Winser
                                         ---------------------------------------
                                      Name:       Nicholas P. Winser
                                      Title:      Chief Executive Officer
                                      Date:       February 14, 2003

                                      AMEREN SERVICES COMPANY as agent for
                                      Union Electric Company d/b/a AmerenUE and
                                      Central Illinois Public Service Company
                                      d/b/a AmerenCIPS


                                      By:      \s\David A. Whiteley
                                         ---------------------------------------
                                      Name:       David A. Whiteley
                                      Title:      Senior Vice President
                                      Date:       February 14, 2003


                                      AMERICAN TRANSMISSION SYSTEMS,
                                      INCORPORATED


                                      By:      \s\Stanley F. Szwed
                                         ---------------------------------------
                                      Name:       Stanley F. Szwed
                                      Title:      Vice President
                                      Date:       February 14, 2003


                                      NORTHERN INDIANA PUBLIC SERVICE
                                      COMPANY


                                      By:      \s\ Jerry L. Godwin
                                         ---------------------------------------
                                      Name:        Jerry L. Godwin
                                      Title:       Chief Operating Officer
                                      Date:        February 14, 2003


                                      NATIONAL GRID USA


                                      By:   \s\ Richard P. Sergel by Nick Winser
                                         ---------------------------------------
                                      Name:     Richard P. Sergel
                                      Title:    President and CEO
                                      Date:     February 14, 2003

                                                  Schedule A to Master Agreement

                           CERTAIN EXCLUDED EMPLOYEES

Paul Halas

Philip Johnson

Roger Kenyon

Nigel Williams

Nick Winser

                                                  Schedule B to Master Agreement

                              ADDRESSES FOR NOTICE

GridAmerica LLC

GridAmerica LLC
c/o National Grid USA
25 Research Drive
Westborough, MA 01582
Attn:    Nick Winser
         Senior Vice President
Fax:     508-366-5498
with a copy to:
Lawrence J. Reilly, Esq.
Senior Vice President and General Counsel
Fax:     508-389-2605


GridAmerica Holdings Inc.

c/o National Grid USA
25 Research Drive
Westborough, MA 01582
Attn:    Nick Winser
         Senior Vice President
Fax:     508-366-5498
with a copy to:
Lawrence J. Reilly, Esq.
Senior Vice President and General Counsel
Fax:     508-389-2605

Ameren Services Company

Ameren Services Company
One Ameren Plaza
1901 Chouteau Avenue
St. Louis, MO 63103
Attn:    David A. Whiteley
         Senior Vice President
Fax:     314-554-3066


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

Ameren Services Company
One Ameren Plaza
1901 Chouteau Avenue
St. Louis, MO 63103
Attn:    Steven R. Sullivan
         General Counsel
Fax:     314-554-4014

American Transmission Systems, Incorporated

c/o FirstEnergy Service Company
76 South Main Street
Akron, OH 44308
Attn: Stanley F. Szwed
Fax: 330-384-4988

Northern Indiana Public Service Company

Northern Indiana Public Service Company
801 E. 86th Avenue
Merrillville, IN 46410
Attn:    Frank A. Venhuizen
Fax:     219-647-5630

National Grid USA

National Grid USA
25 Research Drive
Westborough, MA 01582
Attn:    Nick Winser
         Senior Vice President
Fax:     508-366-5498
with a copy to:
Lawrence J. Reilly, Esq.
Senior Vice President and General Counsel
Fax:     508-389-2605





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